CREDIT AGREEMENT

                  THIS CREDIT AGREEMENT (the "Agreement") is made and dated as of the 12th day of April, 2000, by and among the lenders signatory hereto (collectively, the "Lenders"); ROYAL BANK OF CANADA ("RBC"), as lead administrative agent for the Lenders (in such capacity, the "Lead Administrative Agent"); ABN AMRO BANK, N.V. ("ABN"), as co-administrative agent (in such capacity, the "Co-Administrative Agent"); CREDIT LYONNAIS NEW YORK BRANCH ("CL"), as syndication agent (in such capacity, the "Syndication Agent");
COMMERZBANK AG, NEW YORK BRANCH ("CA"), as documentation agent (in such capacity, the "Documentation Agent"); RBC, as arranger (in such capacity, the "Arranger"), ABN, CL and CA, as co-arrangers (in such capacity, the "Co-Arrangers"); the Lenders acting as co-agents, as indicated on the signature pages hereof (in such capacity, the "Co-Agents"); and COUNTRYWIDE HOME LOANS, INC., a New York corporation (the "Company").

                                    RECITALS

                  A. Pursuant to that certain Revolving Credit Agreement dated as of April 15, 1998, by and among the Company, the Lenders party thereto, the Lead Administrative Agent and the Co-Administrative Agent, the Syndication Agent, the Documentation Agent, the Arranger, the Co-Arrangers and the Co-Agents named therein (as amended to date, the "Existing Credit Agreement"), the Lenders party thereto agreed to extend credit to the Company in the form of a short term, unsecured revolving credit facility on the terms and subject to the conditions set forth therein.

                  B. The Company has requested that the Existing Credit Agreement be further amended to, among other things, provide a term facility pursuant to which loans outstanding under the Existing Credit Agreement may (or, following the Effective Date (as that term and capitalized terms used herein are defined in, or the location of such definitions referenced in, the Glossary attached hereto as Annex I), hereunder) under certain circumstances be converted into a term loan.

                  C. The Lenders and the other parties hereto have agreed to so amend the Existing Credit Agreement and, for convenience of reference, to restate the Existing Credit Agreement in its entirety as set forth herein and to replace and supersede the Existing Credit Agreement and the other "Credit Documents" (as that term is used and defined in the Existing Credit Agreement) pursuant to this Agreement and the documents, instruments, and agreements referred to herein.

                  NOW, THEREFORE, in consideration of the above Recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

                                    AGREEMENT

                  1.  Credit Facilities.
                      -----------------

 1(a) Primary Facility. On the terms and subject to the conditions set forth herein, each of the Lenders
                                ----------------
severally agrees that it shall, from time to time to but not including the Revolving Facility Maturity Date (as that term and capitalized terms used herein are defined in, or the location of the definitions of such terms referenced in, the Glossary attached hereto as Annex I), advance its respective Primary Percentage Share of loans (the "Primary Loans" or a "Primary Loan") to the Company in amounts not to exceed in the aggregate at any date outstanding the Aggregate Credit Limit minus the aggregate dollar amount of Swing Loans outstanding on such date (including Swing Loans to be funded on such date but excluding Swing Loans to be repaid on such date).

                           1(b) Swing Loan Facility.  On the terms and subject
to the conditions set forth herein, each of the Swing

                                -------------------
Line Lenders severally agrees that it shall, from time to time to but not including the Revolving Facility Maturity Date, advance its respective Swing Line Percentage Share of loans (the "Swing Loans" or a "Swing Loan") to the Company in amounts such that the aggregate amount of Swing Loans outstanding does not exceed at any date the lesser of:

                                    (1)     The Aggregate Swing Line Commitment;
                                                and

                                    (2)     The Aggregate Credit Limit minus the
aggregate dollar amount of Primary Loans outstanding on such date (including Primary Loans to be funded on such date and excluding Primary Loans to be repaid on such date).

At the request of any Swing Line Lender, made through the Lead Administrative Agent at any time and from time to time, including, without limitation, following the occurrence of an Event of Default, each Lender (including each of the Swing Line Lenders) absolutely and unconditionally agrees to refund Swing Loans held by the Swing Line Lenders by advancing its Primary Percentage Share thereof to the Lead Administrative Agent for disbursement to the Swing Line Lenders pro rata, in accordance with their respective Swing Line Percentage Shares. Such fundings shall be made no later than 12:00 noon (Los Angeles time) on the date request therefor is made if such request is made on or before 11:00 a.m. (Los Angeles time) on such date, and no later than 12:00 noon (Los Angeles time) on the next succeeding Business Day if request therefor is made after 11:00 a.m. (Los Angeles time). Advances made by the Lenders hereunder for the purpose of refunding Swing Loans shall, for all purposes of the Credit
Documents: (i) constitute Primary Loans to the extent of such Lender's Primary Percentage Share thereof, and (ii) be advanced as Alternate Base Rate Loans. In the event, for whatever reason, the Lenders are not able to advance their respective Primary Percentage Shares for the purpose of refunding Swing Loans as required hereunder, then each of the Lenders (including each of the Swing Line
Lenders) absolutely and unconditionally agrees to purchase and take from the Swing Line Lenders on demand an undivided participation interest in Swing Loans outstanding in an amount equal to their respective Primary Percentage Shares of such Swing Loans. Notwithstanding anything contained herein, in no event shall any Lender be required to advance its Primary Percentage Share of any Swing Loan or to purchase any undivided participation interest in any Swing Loan: a. unless such Swing Loan was initially made in accordance with the requirements of this Agreement (as such requirements may be amended or waived from time to time as permitted hereunder) or b. if upon such advance or purchase the aggregate dollar amount of Primary Loans and Swing Loans held by such Lender would exceed such Lender's Maximum Commitment.

                           1(c) Term Loan Facility.  In the event the Lead
Administrative Agent shall have notified the Company that
                                ------------------
the Majority Lenders shall have elected not to extend the then current Revolving Facility Maturity Date pursuant to Paragraph 5(m) below, then the Company may, no later than ten (10) days prior to the then current Revolving Maturity Date, notify the Lenders in writing, through the Lead Administrative Agent, that it desires to convert the principal balance of Primary Loans outstanding on the then current Revolving Facility Maturity Date to a one year, non-amortizing term loan (the "Term Loan"). Subject to the conditions precedent set forth in Paragraph 7(c) below, on the then current Revolving Facility Maturity Date: (1) all Swing Loans outstanding shall be refunded by the Lenders in accordance with their respective Primary Percentage Shares, and (2) thereafter, the principal balance of Primary Loans outstanding on such date shall be automatically converted into the Term Loan, which Term Loan shall be held by each of the Lenders in accordance with their Primary Percentage Shares. The date of such conversion shall be referred to herein as the "Conversion Date". Following the Conversion Date no further borrowings shall be permitted under this Agreement, it being agreed and understood by the Company that any right of the Company to draw down undrawn portions of the Aggregate Credit Limit shall have terminated on the Conversion Date.

         2.    Requests for Loans; Funding.
               ---------------------------

                           2(a) Requests for Loans.  Subject to the advance
notice required with respect to Eurodollar Loans pursuant
                                ------------------
to Paragraph 4(a) below, on any Business Day that the Company desires to borrow Primary Loans or Swing Loans, it shall deliver a Loan Request, Interest Rate Election and Payoff Notice to the Lead Administrative Agent no later than: (1) in the case of Primary Loans, 10:00 a.m. (Los Angeles time) on such date, and
(2) in the case of Swing Loans, 11:00 a.m. (Los Angeles time) on such date; provided, however, that in the event the Lead Administrative Agent receives a request for a Swing Loan after 11:00 a.m. (Los Angeles time) on a Business Day, the Lead Administrative Agent shall work with the Swing Line Lenders on a best efforts basis with a view toward funding the requested Swing Loans no later than 1:00 p.m. (Los Angeles time) on such date, the Company expressly acknowledging and agreeing that there is no assurance that any such funding can be provided. Only one Loan Request, Interest Rate Election and Payoff Notice requesting Primary Loans and only one Loan Request, Interest Rate Election and Payoff Notice requesting Swing Loans shall be submitted to the Lead Administrative Agent on any date. Any request for Primary Loans shall be in such amount that the aggregate dollar amount of Primary Loans which the Lenders are required to actually newly fund with respect thereto is not less than $5,000,000.00, and any request for Swing Loans shall be in an amount not less than $1,000,000.00. On each Business Day on which a Loan Request, Interest Rate Election and Payoff Notice is delivered to the Lead Administrative Agent, the Lead Administrative Agent shall notify the applicable Lenders (which notification may be telephonic and, if telephonic, shall be promptly confirmed in writing) no later than 11:00 a.m. (Los Angeles time) or in the case of a Swing Loan, 11:30 a.m. (Los Angeles time)) of the aggregate amount of Primary Loans and/or Swing Loans which will be funded on such date.

                           2(b) Funding of Primary Loans and Swing Loans.
Primary Loans and Swing Loans requested pursuant to any
                                ----------------------------------------
Loan Request, Interest Rate Election and Payoff Notice shall be funded as follows:

(1) Each Lender shall make its Primary Percentage Share of Primary Loans available by wiring the amount thereof in immediately available same day (including Federal) funds, to the Funding Account no later than 12:30 p.m. (Los Angeles time) on the proposed funding date; and

(2) Each Swing Line Lender shall make its Swing Line Percentage Share of each Swing Loan available by wiring the amount thereof in immediately available same day (including Federal) funds to the Funding Account no later than 2:00 p.m. (Los Angeles time) on the proposed funding date.

2(c) Funding Method. Each Lender shall be entitled to fund and maintain all or any portion of its Primary --------------
Percentage Share of Primary Loans and refund and maintain its Primary Percentage Share of Swing Loans, each Swing Lender shall be entitled to fund and maintain all or any portion of its Swing Line Percentage Share of Swing Loans and, following the Conversion Date, each Lender shall be entitled to fund and maintain its Primary Percentage Share of the Term Loan in any manner it may determine in its sole discretion, including, without limitation, in the Grand Cayman inter-bank market, the eurocurrency inter-bank market and within the United States, but all calculations and transactions hereunder shall be conducted as though all Lenders actually fund and maintain Eurodollar Loans funded by them hereunder through the purchase of offshore dollar deposits in such amounts with maturities corresponding to the applicable Interest Periods.

                  3.  Payment of Principal; Prepayments.
                      ---------------------------------

3(a) Required Principal Payments. Subject to the provisions of Paragraph 3(b) below, the Company shall pay
                                ---------------------------
to the Lead Administrative Agent for the account of the Lenders the unpaid principal balance of each Primary Loan which is a Eurodollar Loan on the last day of the applicable Eurodollar Interest Period and the unpaid principal balance of each Primary Loan which is an Alternate Base Rate Loan and each Swing Loan on the Revolving Facility Maturity Date. Following the Conversion Date, the Company shall pay to the Lead Administrative Agent for the account of the Lenders the unpaid principal balance of portions of the Term Loan on the Final Maturity Date.

                           3(b) Prepayments.  The Company:
                                -----------

(1) May voluntarily prepay Loans in whole or in part at any time; provided, however, that any prepayment shall be accompanied by accrued but unpaid interest on the Loan or portion thereof being prepaid.

(2) Shall pay in connection with any prepayment hereunder any amount payable on account thereof pursuant to Paragraph 4(e) below concurrently with such prepayment.

                  4.  Calculation and Payment of Interest; Related Provisions.
                      -------------------------------------------------------

                           4(a) Interest on Primary Loans and the Term Loan.
                                -------------------------------------------

(1) The Company shall pay interest to each Lender on such Lender's Primary Percentage Share of Primary Loans outstanding and, following the Conversion Date, on such Lender's Primary Percentage Share of the Term Loan, calculated, at the election of the Company made from time to time as permitted herein and set forth on a duly executed Loan Request, Interest Rate Election and Payoff Notice, at either: (i) the Alternate Base Rate and/or (ii) the Applicable Eurodollar Rate. Primary Loans and portions of the Term Loan bearing interest at the Alternate Base Rate shall be referred to herein as "Alternate Base Rate Loans" and Primary Loans and portions of the Term Loan bearing interest at the Applicable Eurodollar Rate shall be referred to herein as "Eurodollar Loans".

(2) The Company may elect from time to time to have Primary Loans funded as Alternate Base Rate Loans by giving the Lead Administrative Agent irrevocable notice of such election as set forth on a duly executed Loan Request, Interest Rate Election and Payoff Notice delivered on the proposed funding date. The Company may elect from time to time to have Primary Loans funded as Eurodollar Loans by giving the Lead Administrative Agent at least three Eurodollar Business Days' prior irrevocable notice of such election by delivery of a duly executed Loan Request, Interest Rate Election and Payoff Notice.

(3) The Company may elect from time to time to convert Eurodollar Loans, including, following the Conversion Date, portions of the Term Loan being maintained as Eurodollar Loans, to Alternate Base Rate Loans by giving the Lead Administrative Agent irrevocable notice of such election as set forth on a duly executed Loan Request, Interest Rate Election and Payoff Notice delivered on the proposed conversion date; provided, however, that any conversion of Eurodollar Loans to Alternate Base Rate may only be made on the last day of the applicable Eurodollar Interest Period. The Company may elect from time to time to convert Alternate Base Rate Loans, including, following the Conversion Date, portions of the Term Loan being maintained as Alternate Base Rate Loans, to Eurodollar Loans by giving the Lead Administrative Agent at least three Eurodollar Business Days' prior irrevocable notice of such election by delivery of a duly executed Loan Request, Interest Rate Election and Payoff Notice.

(4) Upon receipt of any Loan Request, Interest Rate Election and Payoff Notice, the Lead Administrative Agent shall promptly notify each of the Lenders thereof. No Primary Loan shall be funded as a Eurodollar Loan and no outstanding Alternate Base Rate Loan shall be converted into a Eurodollar Loan if an Event of Default or Potential Default has occurred and is continuing on the day occurring two Business Days prior to the date of the funding or conversion requested by the Company or on the proposed funding or conversion date.

(5) Any Eurodollar Loan may be continued as such upon the expiration of the Interest Period applicable thereto by giving the Lead Administrative Agent (which shall notify the Lenders) at least three Eurodollar Business Days' prior irrevocable notice of such election as set forth on a duly executed Loan Request, Interest Rate Election and Payoff Notice; provided, however, that no Eurodollar Loan may be continued as such when any Event of Default or Potential Default has occurred and is continuing, but shall be automatically converted to an Alternate Base Rate Loan on the last day of the then current Interest Period applicable thereto. The Lead Administrative Agent shall notify the Lenders and the Company promptly that such automatic conversion will occur. If the Company shall fail to give notice as provided above, the Company shall be deemed to have elected to convert the affected Eurodollar Loan to an Alternate Base Rate Loan on the last day of the Interest Period applicable thereto.

(6) The Lead Administrative Agent shall give prompt written notice (or notice by telephone immediately confirmed in writing) to the Company and the Lenders of the applicable interest rate determined by the Lead Administrative Agent.

(7) Under no circumstances shall the Lenders be required to make or maintain Eurodollar Loans under this Agreement with more than an aggregate number of eight (8) different Eurodollar Interest Periods.

4(b) Interest on Swing Loans. The Company shall pay interest to each Swing Line Lender on such Swing Line
                                -----------------------
Lender's Swing Line Percentage Share of Swing Loans outstanding from the date advanced to but not including the date of payment thereof at the Applicable Fed Funds Rate.

4(c) Payment of Interest. The Company shall pay interest, in each case as more specifically provided in
                                -------------------
Paragraph 5(d) below:

(1) On Alternate Base Rate Loans and Swing Loans, monthly, in arrears, on the fifth day of each month for the period from and including the first day of the immediately preceding month to and including the last day of such month; and

(2) On Eurodollar Loans on the last day of the applicable Eurodollar Interest Period relating thereto.

4(d) Inability to Determine Rate. In the event that the Lead Administrative Agent shall have determined
                                ---------------------------
(which determination shall be conclusive and binding upon the Company) that by reason of circumstances affecting the interbank eurodollar market adequate and reasonable means do not exist for ascertaining the Eurodollar Rate for any given Eurodollar Interest Period, the Lead Administrative Agent shall forthwith give notice (which may be telephonic and promptly confirmed in writing or by facsimile transmission) of such determination to each Lender and to the Company at least two Eurodollar Business Days prior to, as the case may be, the conversion date of an Alternate Base Rate Loan to a Eurodollar Loan, the continuation of a Eurodollar Loan as such or the proposed funding of a Primary Loan as a Eurodollar Loan. If such notice is given: (1) any Alternate Base Rate Loan that was to have been converted to a Eurodollar Loan and any Primary Loan that was to have been funded as a Eurodollar Loan shall, subject to the provisions hereof, be continued or funded as an Alternate Base Rate Loan, and
(2) any outstanding Eurodollar Loan shall be converted, on the last day of the then current Interest Period with respect thereto, to an Alternate Base Rate Loan. Until such notice has been withdrawn by the Lead Administrative Agent, the Company shall not have the right to convert an Alternate Base Rate Loan to a Eurodollar Loan, to continue a Eurodollar Loan as such or to fund a Primary Loan as a Eurodollar Loan.

4(e) Funding Indemnification. In addition to all other payment obligations hereunder, in the event:
                                -----------------------
(1) any Eurodollar Loan is prepaid prior to the last day of the applicable Eurodollar Interest Period, whether following acceleration upon the occurrence of an Event of Default or otherwise, including, without limitation, pursuant to Paragraphs 14(a), 14(b) and 14(c) below, or (2) the Company shall fail to make a conversion into or a borrowing as a Eurodollar Loan after the Company has given notice thereof as provided in Paragraph 4(a)(2) above, or (3) the Company shall fail to continue any Eurodollar Loan which it has elected to have continued as a Eurodollar Loan, or (4) the Company shall fail to make any payment of principal or interest on any Loan when due, then the Company shall immediately pay to each of the affected Lenders, through the Lead Administrative Agent, an additional amount compensating such Lender for all losses, costs and expenses incurred by such Lender in connection therewith, including, without limitation, such as may arise out of the re-employment of funds obtained by such Lender or from fees payable to terminate the deposits from which such funds were obtained, such losses, costs and expenses and the method of calculation thereof being set forth in reasonable detail in a statement delivered to the Company by such Lender, such statement to be conclusive in the absence of manifest error. Under no circumstances shall any Lender have any obligation to remit monies to the Company upon prepayment of any Eurodollar Loan, even under circumstances which do not result in the necessity for the payment by the Company of any amount hereunder. The provisions hereof shall survive termination of this Agreement and payment of the outstanding Loans and all other Obligations.

4(f) Illegality; Impracticality. Notwithstanding any other provisions herein, if any law, regulation,
                                --------------------------
treaty or directive or any change therein or in the interpretation or application thereof shall or may in the opinion of any Lender make it unlawful or impractical for such Lender to make or maintain Eurodollar Loans: (1) the commitment of such Lender hereunder to make, continue or convert into Eurodollar Loans shall forthwith be cancelled and (2) such Lender's Primary Percentage Share of Loans outstanding as Eurodollar Loans, if any, shall be converted automatically to Alternate Base Rate Loans at the end of their respective Eurodollar Interest Periods or within such earlier period as required by law. In the event of a conversion of any Eurodollar Loan prior to the end of its applicable Eurodollar Interest Period the Company hereby agrees promptly to pay each Lender, upon its written demand, the amounts required pursuant to Paragraph 4(e) above, it being agreed and understood that such conversion shall constitute a prepayment for all purposes hereof. The provisions hereof shall survive the termination of this Agreement and payment of the outstanding Loans and all other Obligations.

4(g) Requirements of Law; Increased Costs. In the event that a change subsequent to the date hereof in any ------------------------------------
applicable law, regulation, treaty or directive or in the governmental or judicial interpretation or application thereof, or compliance by any Lender with any request or directive (whether or not having the force of law) issued subsequent to the date hereof by any central bank or other governmental authority, agency or instrumentality:

(1) Does or shall subject any Lender to any tax of any kind whatsoever with respect to this Agreement or any Loans purchased or made hereunder, or changes the basis of taxation of payments to such Lender of principal, fees, interest or any other amount payable hereunder (except for changes in the rate of tax on the overall net income of such Lender);

(2) Does or shall impose, modify or hold applicable any reserve, special deposit, compulsory loan or similar requirement against assets held by, or deposits or other liabilities in or for the account of, advances or loans by, or other credit extended by, or any other acquisition of funds by, any office of such Lender which are not otherwise included in the determination of the Alternate Base Rate or the Applicable Eurodollar Rate; or

(3) Does or shall impose on such Lender any other condition; and the result of any of the foregoing is to increase the cost to such Lender of purchasing, making, agreeing to make, renewing or maintaining or issuing any Loan or to reduce any amount receivable in respect thereof then, in any such case, the Company shall promptly pay to such Lender, upon its written demand, any additional amounts necessary to compensate such Lender for such additional cost or reduced amounts receivable as determined by such Lender with respect to this Agreement or such credit extensions. If a Lender becomes entitled to claim any additional amounts pursuant to this Paragraph 4(g), it shall promptly notify the Company of the event by reason of which it has become so entitled. A certificate as to any additional amounts payable pursuant to the foregoing sentence submitted by a Lender to the Company shall be conclusive in the absence of manifest error. The obligations of the Company under this Paragraph 4(g) shall survive the termination of this Agreement and the payment of all other Obligations.

                           4(h) Taxes.
                                -----

(1) All payments made by the Company, the Lead Administrative Agent and the Lenders on account of the Obligations shall be made free and clear of, and without deduction or withholding for or on account of, any present or future income, stamp or other taxes, levies, imposts, duties, charges, fees, deductions or withholdings, now or hereafter imposed, levied, collected, withheld or assessed by any Governmental Authority, excluding, in the case of the Lenders, net income taxes and franchise taxes (imposed in lieu of net income taxes), imposed on the Lenders, as the case may be, as a result of a present or former connection between the jurisdiction of the government or taxing authority imposing such tax, or any political subdivision or taxing authority thereof or therein, and such Lender (other than a connection arising solely from such Lender having executed, delivered or performed its obligations or received a payment under, or enforced, the Credit Documents) (all such non-excluded taxes, levies, imposts, duties, charges, fees, deductions and withholdings being hereinafter called "Taxes"). If any Taxes are required to be withheld from any amounts payable to any Lender under the Credit Documents, the amounts so payable by the Company to the Lead Administrative Agent for the benefit of such Lender shall be increased to the extent necessary to yield to such Lender (after payment of all Taxes) interest or any such other amounts payable thereunder at the rates or in the amounts specified in the Credit Documents. Whenever any Taxes are payable by the Company or on behalf of the Company, as promptly as possible thereafter the Company shall send to the Lead Administrative Agent for its own account or for the account of such Lender, as the case may be, a certified copy of an original official receipt received by the Company showing payment thereof. If the Company fails to pay any Taxes when due to the appropriate taxing authority or fails to remit to the Lead Administrative Agent the required receipts or other required documentary evidence, the Company shall indemnify the Lead Administrative Agent and such Lender for any incremental taxes, interest or penalties that may become payable by the Lead Administrative Agent and the Lenders as a result of any such failure. The agreements in this subsection shall survive the termination of this Agreement and the payment of all other Obligations. Each Lender by executing this Agreement represents and warrants to the Company and the Lead Administrative Agent that at the date of this Agreement no Taxes are imposed upon such Lender which would result in increased liability of the Company to such Lender pursuant to this Paragraph 4(h)(1).
(2) Each Lender that is not incorporated under the laws of the United States of America or a state thereof (each a "Non-U.S. Lender") agrees that it will, on or before the Effective Date or the effective date of any Additional Lender Agreement pursuant to which it becomes a Lender and on the request of the Lead Administrative Agent or the Company, (i) deliver to each of the Company and the Lead Administrative Agent two duly completed copies of United States Internal Revenue Service Form W-8ECI or W-8BEN or any successor form, certifying in either case that such Lender is entitled to receive payments under this Agreement without deduction or withholding of any United States federal income taxes, and (ii) deliver to each of the Company and the Lead Administrative Agent a United States Internal Revenue Service Form W-8 or W-9, as the case may be, and certify that it is entitled to an exemption from United States backup withholding tax. Each Non-U.S. Lender further undertakes to deliver to each of the Company and the Lead Administrative Agent (x) renewals or additional copies of such form (or any successor form) on or before the date that such form expires or becomes obsolete, and (y) after the occurrence of any event requiring a change in the most recent forms so delivered by it, such additional forms or amendments thereto as may be reasonably requested by the Company or the Lead Administrative Agent. All forms or amendments described in the preceding sentence shall certify that such Lender is entitled to receive payments under this Agreement without deduction or withholding of any United States federal income taxes, unless an event (including without limitation any change in treaty, law or regulation) has occurred after the relevant date and prior to the date on which any such delivery would otherwise be required which renders all such forms inapplicable or which would prevent such Lender from duly completing and delivering any such form or amendment with respect to it and such Lender advises the Company and the Lead Administrative Agent that it is not capable of receiving payments without any deduction or withholding of United States federal income tax.

(3) For any period during which a Non-U.S. Lender has failed to provide the Company with an appropriate form pursuant to subparagraph (2) above (unless such failure is due to a change after the relevant date in treaty, law or regulation, or any change in the interpretation or administration thereof by any governmental authority, occurring subsequent to the date on which a form originally was required to be provided), such Non-U.S. Lender shall not be entitled to indemnification under this Paragraph 4(h) with respect to Taxes; provided that, should a Non-U.S. Lender which is otherwise exempt from or subject to a reduced rate of withholding tax become subject to Taxes because of its failure to deliver a form required under subparagraph (2) above, the Company shall take (at the expense of the Non-U.S. Lender) such steps as such Non-U.S. Lender shall reasonably request to assist such Non-U.S. Lender to recover such Taxes.

(4) Any Lender that is entitled to an exemption from or reduction of withholding tax with respect to payments under this Agreement or any Note pursuant to the law of any relevant jurisdiction or any treaty shall deliver to the Company (with a copy to the Lead Administrative Agent), at the time or times prescribed by applicable law, such properly completed and executed documentation prescribed by applicable law as will permit such payments to be made without withholding or at a reduced rate.

(5) If the U.S. Internal Revenue Service or any other governmental authority of the United States or any other country or any political subdivision thereof asserts a claim that the Lead Administrative Agent did not properly withhold tax from amounts paid to or for the account of any Lender (because the appropriate form was not delivered or properly completed, because such Lender failed to notify the Lead Administrative Agent of a change in circumstances which rendered its exemption from withholding ineffective, or for any other reason), such Lender shall indemnify the Lead Administrative Agent fully for all amounts paid, directly or indirectly, by the Lead Administrative Agent as tax, withholding therefor, or otherwise, including penalties and interest, and including taxes imposed by any jurisdiction on amounts payable to the Lead Administrative Agent under this subparagraph, together with all costs and expenses related thereto (including attorneys fees and time charges of attorneys for the Lead
Administrative Agent, which attorneys may be employees of the Lead Administrative Agent). The obligations of the Lenders under this Paragraph 4(h) shall survive the termination of this Agreement and the payment of all other Obligations.

4(i) Buy-Down Provisions. Notwithstanding anything contained in this Agreement, the Company and any ------------------- individual Lender (as used in this Paragraph 4(i), a "Buy-Down Lender") may notify the Lead Administrative Agent in writing that the Company and such Buy-Down Lender have entered into a Buy-Down Agreement with respect to all or a portion of the Loans from time to time outstanding held by such Buy-Down Lender (the Loans held by such Buy-Down Lender which are subject to a Buy-Down Agreement being referred to herein as "Buy-Down Rate Loans"), and that, pursuant to said Buy-Down Agreement, the interest rate otherwise applicable to the Buy-Down Rate Loans during any interest calculation period shall be reduced to the Buy-Down Rate and the interest otherwise payable by the Company to such Buy-Down Lender during such interest calculation period shall be reduced accordingly. Interest payable to such Buy-Down Lender with respect to Buy-Down Rate Loans shall be billed as provided in Paragraph 5(d) below. In no event shall the Lead Administrative Agent have any obligation or duty to verify the amount of any Buy-Down Deposits supporting the pricing of Buy-Down Rate Loans held by any Buy-Down Lender or the amount of any interest billing with respect thereto. Any deficiency fees payable to such Buy-Down Lender by the Company under the applicable Buy-Down Agreement shall be billed by such Buy-Down Lender to the Company directly. Any Buy-Down Lender may elect not to make demand for the payment of deficiency fees accruing in respect of Buy-Down Deposits from time to time and it is expressly agreed and understood that: (1) any such deficiency fee shall not, by reason of such failure of such Buy-Down Lender or otherwise, be deemed to have been waived by such Buy-Down Lender (except as such waiver is expressly acknowledged in writing by such Buy-Down Lender from time to time), and (2) all deficiency fees accrued and unpaid hereunder and not so expressly waived, whether or not previously declared due and owing by any such Buy-Down Lender, shall automatically be due and payable in full upon the Revolving Facility Maturity Date or, following the Conversion Date, the Final Maturity Date.

4(j) Obligation of Lenders to Mitigate; Replacement of Lenders. Each Lender agrees that: ---------------------------------------------------------
(1) As promptly as practicable after the officer of such Lender responsible for administering the Loans of such Lender becomes aware of any event or condition that would entitle such Lender to receive payments under Paragraph 4(g) above or to cease making Eurodollar Loans pursuant to Paragraph 4(f) above, such Lender will use reasonable efforts (i) to make, issue, fund or maintain the affected Loans of such Lender through another lending office of such Lender or (ii) take such other measures as such Lender may deem reasonable, if as a result thereof the additional amounts which would otherwise be required to be paid to such Lender pursuant to Paragraph 4(g) above would be materially reduced or eliminated or the conditions rendering such Lender incapable of making Eurodollar Loans under Paragraph 4(f) above no longer would be applicable, and if, as determined by such Lender in its sole discretion, the making, issuing, funding or maintaining of such Loans through such other lending office or in accordance with such other measures, as the case may be, would not otherwise materially adversely affect such Loans or the interests of such Lender.

(2) If the Company receives a notice pursuant to Paragraph 4(g) above or a notice pursuant to Paragraph 4(f) above stating that a Lender is unable to extend Eurodollar Loans (for reasons not generally applicable to the Majority Lenders), so long as (i) no Potential Default or Event of Default shall have occurred and be continuing, (ii) the Company has obtained a commitment from another Lender or another financial institution reasonably acceptable to the Lead Administrative Agent to purchase at par such Lender's Loans, Maximum Commitment and accrued interest and fees and to assume all obligations of the Lender to be replaced under the Credit Documents, and (iii) such Lender to be replaced is unwilling to withdraw the notice delivered to the Company, upon thirty (30) days' prior written notice to such Lender and the Lead Administrative Agent and payment of any amounts due under Paragraph 4(g) above, the Company may require, at the Company's expense and subject to Paragraph 4(e) above, the Lender giving such notice to assign, without recourse, all of its Loans, Maximum Commitment and accrued interest and fees to such other Lender or financial institution pursuant to the provisions of Paragraph 14 below. Following such assignment, the assigning Lender shall retain the benefits of Paragraphs 4(g) and 4(h) above and Paragraph 9(g) below as the same relate to the period prior to the effective date of such assignment.

                  5.  Miscellaneous Lending Provisions.
                      --------------------------------

5(a) Use of Proceeds. The proceeds of Loans shall be utilized by the Company for general corporate
                                ---------------
purposes, including, without limitation, repayment of Indebtedness of the Company to the Parent permitted to be repaid by the Company to the Parent pursuant to the terms of the Credit Documents, and including CPNs.

5(b) Assumption of Funding/Purchase. The Lead Administrative Agent may (but shall not be obligated to)
                                ------------------------------
assume that each Lender has advanced its Primary Percentage Share of Primary Loans and that each Swing Line Lender has advanced its Swing Line Percentage Share of Swing Loans required to be funded by such Lender hereunder on the funding date therefor and may, in reliance upon such assumption, make available to the Company on such date a corresponding amount. If and to the extent any Lender shall not have so made such amounts available, such Lender and the Company jointly and severally agree to repay to the Lead Administrative Agent forthwith on demand such corresponding amount together with interest thereon, for each day from the date such amount is made available to the Company until the date such amount is repaid to the Lead Administrative Agent, at, in the case of the Company, the interest rate applicable at the time to the subject Loan and, in the case of the Lenders, the Federal Funds Effective Rate. If such Lender shall repay to the Lead Administrative Agent such corresponding amount, such amount so repaid shall constitute such Lender's Primary Percentage Share or Swing Line Percentage Share, as applicable, of the subject Loan, as applicable for all purposes of the Credit Documents as of the date such Loan was made.
Nothing contained herein shall affect the liability of any Lender for its failure to make its Primary Percentage Share of Primary Loans or its Swing Line Percentage Share of Swing Loans available to the Company as required pursuant to this Agreement and the other Credit Documents.

5(c) Evidence of Indebtedness. The obligation of the Company to repay Loans shall be evidenced by
                                ------------------------
notations on the books and records of the Lead Administrative Agent and the Lenders. Such accounts shall be conclusive absent manifest error. Any failure to record the advance of any Loan, the interest rate applicable thereto or any other information regarding the Obligations, or any error in doing so, shall not limit or otherwise affect the obligation of the Company with respect to any of the Obligations. Upon the request of any Lender, the Company shall promptly execute a promissory note or promissory notes in favor of such Lender evidencing the Obligations held by such Lender hereunder.

5(d) Interest and Fee Billing and Payment. The Lead Administrative Agent shall:
                                ------------------------------------

(1) On or before the first Business Day of each month notify the Company (which notification may be telephonic) of the estimated amount of interest payable with respect to Alternate Base Rate Loans and Swing Loans as of the fifth day of the current month for the period from and including the first day of the immediately preceding month to and including the last day of such month, with the actual amount confirmed by notification by the Lead Administrative Agent to the Company (which notification may be telephonic and which, if telephonic, shall be promptly confirmed in writing) given no later than 9:00 a.m. (Los Angeles time) on the due date of payment thereof;

(2) On the last day of the Interest Period for each Eurodollar Loan notify the Company (which notification may be telephonic and which, if telephonic, shall be promptly confirmed in writing) of the amount of interest payable on such date on account thereof;

(3) On or before the first Business Day of the first month of each calendar quarter notify the Company (which notification may be telephonic) of the amount of facility fees payable pursuant to Paragraph 5(i)(2) below on the fifth day of such month for the period from and including the first day of the first month of the immediately preceding calendar quarter to and including the last day of such calendar quarter, with the actual amount confirmed by notification by the Lead Administrative Agent to the Company (which notification may be telephonic and which, if telephonic, shall be promptly confirmed in writing) given no later than 9:00 a.m. (Los Angeles time) on the due date of payment thereof; and

(4) From time to time upon the request of any Lender, deliver to the Company a funding indemnification billing for amounts payable to such Lender pursuant to Paragraph 4(e) above or a billing for amounts payable to such Lender pursuant to Paragraphs 4(g), 4(h) and 4(i) above and Paragraph 5(l) below.
The Company shall pay the full amount of interest and fees of which it has been notified pursuant to subparagraphs (1) and (3) above on the fifth day of each month, shall pay the full amount of interest of which it has been notified pursuant to subparagraph (2) above on the date such notification is given and shall pay the full amount of each billing delivered to it pursuant to subparagraph (4) above within five Business Days thereafter. Interest payable with respect to Buy-Down Loans prior to the occurrence of an Event of Default and acceleration of the Obligations shall be billed to the Company directly by each Buy-Down Lender in accordance with the timeframes set forth in subparagraph
(1) above, and the Company shall pay the full amount of interest due on Buy-Down Loans directly to such Buy-Down Lender on the fifth day of each month. Following the occurrence of an Event of Default and acceleration of the Obligations, interest payable on all Loans shall be billed through the Lead Administrative Agent.

5(e) Nature and Place of Payments. Except as otherwise expressly provided in the Credit Documents, all
                                ----------------------------
payments made on account of the Obligations shall be made to the Lead Administrative Agent at the Contact Office for distribution to the Lenders, as the Company shall, subject to Paragraph 5(h) below, direct pursuant to a Loan Request, Interest Rate Election and Payoff Notice, without set-off or counterclaim in lawful money of the United States of America in immediately available same day funds, and must be received by the Lead Administrative Agent accompanied by a Loan Request, Interest Rate Election and Payoff Notice at the Contact Office by 11:30 a.m. (Los Angeles time) on the day of payment, it being expressly agreed and understood that if a payment is received after 11:30 a.m. (Los Angeles time) by the Lead Administrative Agent or the Lead Administrative Agent does not receive a Loan Request, Interest Rate Election and Payoff Notice therefor, such payment will be considered to have been made on the next succeeding Business Day or such later date as the Lead Administrative Agent receives the Loan Request, Interest Rate Election and Payoff Notice therefor and interest thereon shall be payable by the Company at the then applicable rate during such extension. If any payment required to be made by the Company hereunder becomes due and payable on a day other than a Business Day, the due date thereof shall be extended to the next succeeding Business Day and interest thereon shall be payable at the then applicable rate during such extension. The Lead Administrative Agent is hereby authorized to debit accounts of the Company maintained with the Lead Administrative Agent for amounts payable by the Company under this Agreement through the Lead Administrative Agent and the Lead Administrative Agent will promptly notify the Company of any such debit.

5(f) Post-Default Interest. Following the occurrence of an Event of Default and until such Event of
                                ---------------------
Default is cured or waived as provided herein, Obligations shall bear interest at a per annum rate equal to the Alternate Base Rate plus three percent (3%).

5(g) Computations. All computations of interest and fees payable hereunder shall be based upon a year of
                                ------------
360 days for the actual number of days elapsed. The determination by the Lead Administrative Agent of any interest rate hereunder shall be conclusive and binding on the Company and the Lenders absent manifest error.

                           5(h) Disbursement of Payments Received.
                                ---------------------------------

(1) All amounts received by the Lead Administrative Agent on account of the Obligations shall be disbursed by the Lead Administrative Agent to the Lenders by wire transfer prior to the cut-off deadline of the Federal Reserve Wire System on the date of receipt if received by the Lead Administrative Agent before 11:30 a.m. (Los Angeles time) and accompanied by a Loan Request, Interest Rate Election and Payoff Notice (or disbursed on the day of receipt although received later than 11:30 a.m. (Los Angeles time) with the agreement of the Lead Administrative Agent and any Lender) or if received later or if the Lead Administrative Agent has not received a Loan Request, Interest Rate Election and Payoff Notice therefor, on the next succeeding Business Day or such later date as the Lead Administrative Agent receives the Loan Request, Interest Rate
Election and Payoff Notice relating thereto, without interest payable by the Lead Administrative Agent.

(2) Prior to the occurrence of an Event of Default and acceleration of the Obligations, amounts received by the Lead Administrative Agent on account of the Obligations shall be disbursed in accordance with the written direction of the Company, subject only to the requirements that amounts disbursed to the Lenders on account of Primary Loans or the Term Loan be disbursed pro rata in accordance with the Lenders' respective Primary Percentage Shares and that amounts disbursed to the Swing Line Lenders on account of Swing Loans be disbursed pro rata in accordance with the Swing Line Lenders' respective Swing Line Percentage Shares.
(3) Following the occurrence of an Event of Default and acceleration of the Obligations, amounts received by the Lead Administrative Agent on account of the Obligations shall be disbursed as follows: (i) first among the Lenders, pro rata in accordance with their respective Primary Percentage Shares, on account of the Obligations until the Obligations have been paid in full, and (ii) then, to the Lead Administrative Agent with respect to the remaining Obligations held by it in its capacity as Lead Administrative Agent until such Obligations have been paid in full.


                        5(i) Fees.  The Company shall pay:
                                ----

     (1) To the Lead Administrative Agent, such fees as may from time to time be agreed upon in writing by the Lead Administrative Agent and the Company; and

     (2) To each of the Lenders, a facility fee, said fee to be payable quarterly in arrears on the fifth day of the first month of each calendar quarter for the period from and including the first day of the first month of the immediately preceding calendar quarter to and including the last day of such calendar quarter and on the Revolving Facility Maturity Date or, following the Conversion Date, the Final Maturity Date, in an amount equal to such Lender's daily average Primary Percentage Share during the applicable calculation period multiplied by: (i) (y) to and including the Revolving Facility Maturity Date, the average daily Aggregate Credit Limit during such calculation period and (z) following the Conversion Date, the average daily outstanding principal balance of the Term Loan, multiplied by
     (ii) the product of a. 0.08% and b. a fraction the numerator of which is the number of days in the applicable calculation period and the denominator of which is 360.

5(j) Wire Transfers of Funds. Notwithstanding anything to the contrary contained herein and in the other
                                -----------------------
Credit Documents, funds which the Lead Administrative Agent and the Lenders are transmitting by wire transfer shall be deemed to have been sent and received upon release by the transmitting party of such funds into the Federal Reserve Wire System.

5(k) Reduction in Aggregate Credit Limit. From the Effective Date to but not including the Revolving
                                -----------------------------------
Facility Maturity Date, upon not less than thirty (30) days' prior written notice to the Lead Administrative Agent, which shall promptly transmit such notice to each of the Lenders, the Company may permanently reduce the Aggregate Credit Limit in full or in increments of $5,000,000.00 (with such reduction allocated pro rata against the Lenders' respective Maximum Commitments);
provided, however, that any such reduction shall be in a minimum amount of $25,000,000.00; and, provided, further, that upon the effective date of any such reduction, the aggregate amount of Loans outstanding shall not exceed the Aggregate Credit Limit as so reduced.

5(l) Capital Requirements. The Company shall pay from time to time upon demand such amounts as any Lender
                                --------------------
may determine to be necessary to compensate such Lender for all reasonable costs which such Lender determines are attributable to its making, agreeing to make, purchasing or maintaining its Primary Percentage Share of any Primary Loan or, following the Conversion Date, of the Term Loan, or its Swing Line Percentage Share of any Swing Loan under this Agreement, including, without limitation, reserve requirements attributed to the unused portion of the Aggregate Credit Limit, in respect of any amount of capital required to be maintained by such Lender pursuant to any law or regulation of any jurisdiction or any interpretation, directive or request affecting banks, savings and loan institutions and/or financial institutions generally notwithstanding the creditworthiness of any particular bank, savings and loan institution or other financial institution (whether or not having the force of law) of any court or governmental or monetary authority, whether in effect on the date of this Agreement or thereafter. A certificate as to any amounts payable pursuant hereto submitted by a Lender to the Company shall be conclusive in the absence of manifest error. The obligations of the Company under this Paragraph 5(l) shall survive the termination of this Agreement and the payment of all Loans and all other Obligations.

                  5(m)   Extension of Revolving Facility Maturity Date.
                         ---------------------------------------------

                           (1) The Company may, by written notice to the Lead Administrative Agent (such notice being an "Extension Notice") given no earlier than ninety (90) days and no later than forty-five (45) days prior to the then current Revolving Facility Maturity Date, request the Lenders to consider an extension of the then current Revolving Facility Maturity Date to a date 364 days after the then current Revolving
         Facility Maturity Date. The Lead Administrative Agent shall promptly transmit any Extension Notice to each Lender. Each Lender shall notify the Lead Administrative Agent in writing whether it agrees to so extend the then current Revolving Facility Maturity Date no later than twenty
         (20) days prior to the then current Revolving Facility Maturity Date, and any such notice given by a Lender to the Lead Administrative Agent, once given, shall be irrevocable as to such Lender. Any Lender which does not expressly and timely notify the Lead Administrative Agent that it agrees to so extend the then current Revolving Facility Maturity Date shall be deemed to have rejected the Company's request for extension thereof. Lenders agreeing to extend the then current
         Revolving Facility Maturity Date are hereinafter referred to as "Continuing Lenders," and Lenders declining to consent to the extend thereof (or Lenders deemed to have so declined) are hereinafter referred to as "Non-Extending Lenders". If the Majority Lenders elect to so extend the then current Revolving Facility Maturity Date, the Lead Administrative Agent shall notify the Company of such election no later than fifteen (15) days prior to the then current Revolving Facility Maturity Date, and effective on the then current Revolving Facility Maturity Date and subject to the conditions precedent to such extension set forth in Paragraph 7(c) below, the Revolving Facility Maturity Date shall be automatically deemed so extended and the Aggregate Credit Limit shall be automatically deemed to be the aggregate Maximum Commitments of the Continuing Lenders (including, if applicable, any new Lenders who become Continuing Lenders pursuant to subparagraph (4) below). Upon the delivery of an Extension Notice the Company shall be deemed to have represented and warranted that on and as of the date of such Extension Notice no Potential Default or Event of Default has occurred and is continuing. It is expressly acknowledged and agreed by the Company that no Lender shall have any obligation to extend any Revolving Facility Maturity Date, or, having agreed to such an extension on any one or more occasions, to agree to any future extension and that any such decision by a Lender is in such Lender's sole and absolute discretion.

                           (2) If a Revolving Facility Maturity Date shall have been extended in accordance with subparagraph (1) above, then upon the effectiveness of such extension, all references herein to the "Revolving Facility Maturity Date" shall refer to the Revolving Facility Maturity Date as so extended.

                           (3) If any Lender shall elect not to extend the then current Revolving Facility Maturity Date as requested by any Extension Notice given by the Company pursuant to subparagraph (1) above but the Majority Lenders have agreed to do so, then concurrently with the effectiveness of such extension, the Maximum Commitment of such Lender shall terminate and the Company shall on such date pay to the Lead Administrative Agent, for the account of such Lender, the principal amount of, and accrued interest on, such Lender's Loans, together with any amounts payable to such Lender pursuant to Paragraph 4(e) above and any fees or other amounts owing to such Lender under this Agreement and the other Credit Documents. Following such termination, the Non-Extending Lender shall retain the benefits of Paragraphs 4(g) and 4(h) above and Paragraph 9(g) below as the same relate to the period prior to the effective date of such termination.

                           (4) A Non-Extending Lender shall be obligated, at the request of the Company and subject to payment by the Company to the Lead Administrative Agent for the account of such Non-Extending Lender of the principal amount of, and accrued interest on, such Lender's Loans, together with any amounts payable to such Lender pursuant to Paragraph 4(e) above and any fees or other amounts owing to such Lender under this Agreement and the other Credit Documents, to transfer its Maximum Commitment or portions thereof to an Applicant Financial Institution and/or to one or more Continuing Lenders on the terms and subject to the conditions set forth in Paragraphs 14(a), 14(b) and 14(c) below, any such transfer to be without recourse, representation, warranty (other than good title to its Loans) or expense to such Non-Extending Lender, at any time prior to the then current Revolving Facility Maturity Date. Each such transferee, if not already a Continuing Lender hereunder, shall become a Continuing Lender hereunder in replacement of the Non-Extending Lender to the extent of the Maximum Commitment transferred to it shall enjoy all rights and assume all obligations on the part of the Lenders set forth in this Agreement and the other Credit Documents. Following such termination, the Non-Extending Lender shall retain the benefits of Paragraphs 4(g) and 4(h) above and Paragraph 9(g) below as the same relate to the period prior to the effective date of such termination.

                           (5) No Loan Request, Interest Rate Election and Payoff Notice delivered prior to the then current Revolving Facility Maturity Date and requesting the funding of a Loan following such then current Revolving Facility Maturity Date shall be applicable to a Non-Extending Lender; provided, however, that nothing contained herein shall in any manner or to any extent relieve a Non-Extending Lender from its funding obligations hereunder prior to such current Revolving Facility Maturity Date.

                  6.  Guaranty; Subordination; Additional Documents.
                      ---------------------------------------------

 6(a) Guaranty and Subordination Agreement. As support for the Obligations, the Company shall execute and
                                ------------------------------------
deliver and shall cause to be executed and delivered to the Lead Administrative Agent on behalf of the Lenders: (1) the Guaranty and
(2) the Subordination Agreement.

6(b) Further Documents. The Company agrees to execute and deliver and to cause to be executed and
                                -----------------
delivered to the Lead Administrative Agent or such Persons as the Lead Administrative Agent may direct from time to time such documents, instruments and agreements as the Lead Administrative Agent on behalf of the Lenders may reasonably request, which are in any of the Lenders' judgment necessary or desirable to obtain for the Lead Administrative Agent, the Co-Administrative Agent, the Documentation Agent, the Syndication Agent, the Arranger, the Co-Arrangers, the Co-Agents and the Lenders the benefit of the Credit Documents.

                  7.  Conditions Precedent.
                      --------------------

7(a) First Loan. As conditions precedent to the Effective Date and the funding of the first Loan hereunder:
                                ----------

(1) There shall have been delivered to the Lead Administrative Agent, in form and substance and in quantities reasonably satisfactory to the Lenders and their counsel, the following:

     (i) A duly executed copy of this Agreement;

     (ii) A duly executed copy of each of the Guaranty;

     (iii) A duly executed copy of the Subordination Agreement;

     (iv) Such credit applications, financial statements, pro forma financial statements, authorizations and information concerning the Company and its business, operations and condition (financial and otherwise) as the Lead Administrative Agent or any Lender may reasonably request;

     (v) Certified copies of resolutions of the Boards of Directors of the Company and the Parent approving the execution and delivery of all documents required to be delivered by the Company and the Parent hereunder;

     (vi) Certificates of the Secretary or an Assistant Secretary of each of the Company and the Parent certifying the names, incumbency and true signatures of the officers of the Company and the Parent authorized to sign the documents required to be executed and delivered by the Company and the Parent hereunder;

     (vii) An opinion of counsel for the Company and the Parent (which counsel may be in-house counsel) in form and substance satisfactory to the Lenders and covering such matters as the Lenders may reasonably request;

     (viii) A certificate of an executive officer of each of the Company and the Parent in the form of that attached hereto as Exhibit A dated as of the date of this Agreement; and
                                ---------

     (ix) A Covenant Compliance Certificate, dated as of February 29, 2000, for each of the Company and the Parent demonstrating in detail satisfactory to the Lenders the Company's compliance with the covenants set forth in Paragraphs 10(g), 10(i) and 10(j) below, and the Parent's compliance with the financial covenants set forth in Paragraphs 11(d) and 11(e) of the Guaranty.

     (2) All acts and conditions (including, without limitation, the obtaining of all necessary regulatory approvals and the making of all required filings, recordings and registrations) required to be done and performed and to have happened precedent to the execution, delivery and performance of the Credit Documents and to constitute the same legal, valid and binding obligations, enforceable in accordance with their respective terms, shall have been done and performed and shall have happened in due and strict compliance with all applicable laws.

     (3) All documentation, including, without limitation, documentation for corporate and legal proceedings in connection with the transactions contemplated by the Credit Documents, shall be satisfactory in form and substance to the Lenders and their counsel.

     (4) The Company shall have delivered to the Arranger a letter acceptable to the Arranger regarding the payment by the Company to the Arranger of fees, and the Company shall have paid all fees required under such letter to have been paid prior to the funding of the first Loan hereunder.

     (5) No material adverse change in the business, operations, assets or financial or other condition of the Company or the Company and its consolidated Subsidiaries taken as a whole shall have occurred since the Statement Date and the Company by presenting the initial Loan Request, Interest Rate Election and Payoff Notice shall be deemed to have so represented and warranted hereunder.

     (6) There shall be no "Loans" or other "Obligations" outstanding under (and as those terms are defined in) the Existing Credit Agreement.

     7(b) All Primary Loans and Swing Loans. As conditions precedent to the funding of each Primary Loan and
                                ---------------------------------
Swing Loan hereunder, including the first such Loan, at and as of the date of, and after giving effect to, the funding of such Loan:

     (1) The representations and warranties of the Company and the Parent contained in the Credit Documents shall be accurate and complete in all respects as of such date;

     (2) If there has occurred a Potential Default or an Event of Default (other than under Paragraph 11(a) below or under Paragraph 11(e) below resulting from a breach or potential breach of Paragraph 10(i) or 10(j) below), the Majority Lenders have not elected in writing to cease funding Loans hereunder;

     (3) If there has occurred an Event of Default under Paragraph 11(a) below, one hundred percent (100%) of the Lenders have elected in writing to waive such Event of Default;

     (4) If there has occurred an Event of Default or Potential Default under Paragraph 11(e) below resulting from a breach or potential breach of Paragraph 10(i) or 10(j) below, the Majority Lenders have elected in writing to waive such Event of Default or Potential Default;

     (5) Following the making of such Loan, the aggregate principal amount of Primary Loans and Swing Loans outstanding shall not exceed the applicable limitations of Paragraphs 1(a) and 1(b) above nor shall the aggregate principal amount of Primary Loans held by any Lender plus such Lender's Percentage Share of Swing Loans outstanding or exceed such Lender's Maximum Commitment; and

     (6) The Company shall have delivered to the Lead Administrative Agent a duly executed Loan Request, Interest Rate Election and Payoff Notice requesting such Credit Event. By delivering a Loan Request, Interest Rate Election and Payoff Notice to the Lead Administrative Agent, the Company shall be deemed to have represented and warranted the accuracy and completeness of the statements set forth in subparagraphs (b)(1) through
     (b)(6) above and all information set forth in such Loan Request, Interest Rate Election and Payoff Notice.

     7(c) Extension of Revolving Facility Maturity Date; Term Loan. As conditions precedent to the
                        --------------------------------------------------------
effectiveness of any extension of the Revolving Facility Maturity Date pursuant to Paragraph 5(m) above or the conversion of Loans outstanding to the Term Loan, on and as of the proposed effective date of such extension or the Conversion Date, as applicable:

     (1) The representations and warranties of the Company and the Parent contained in the Credit Documents shall be accurate and complete in all respects as of such date;

     (2) There shall not have occurred a Potential Default or an Event of Default; and

     (3) In the case of the Conversion Date, after giving effect to the conversion of Loans outstanding into the Term Loan, no Lender's Primary Percentage Share of the Term Loan shall exceed such Lender's Maximum Commitment.

By delivering an Extension Notice or a Loan Request, Interest Rate Election and Payoff Notice for the Term Loan to the Lead Administrative Agent, the Company shall be deemed to have represented and warranted the accuracy and completeness of the statements set forth in subparagraphs (c)(1) through (c)(3) above.

                  8. Representations and Warranties of the Company. As an inducement to the Lead Administrative Agent, the Co-Administrative Agent, the Documentation Agent, the Syndication Agent, the Arranger, the Co-Arrangers, the Co-Agents and each Lender to enter into this Agreement, the Company represents and warrants to the Lead Administrative Agent, the Co-Administrative Agent, the Documentation Agent, the Syndication Agent, the Arranger, the Co-Arrangers, the Co-Agents and each Lender that:

     8(a) Financial Condition. The financial statements dated the Statement Date, copies of which have
                                -------------------
heretofore been furnished to each Lender, are complete and correct and present fairly in accordance with GAAP the consolidated and consolidating financial condition of the Company and its consolidated Subsidiaries at such date and the consolidated and consolidating results of their operations and changes in financial position for the fiscal period then ended.

     8(b) Corporate Existence;  Compliance with Law. Each of the Company and its
     Subsidiaries: (1) is duly
                                ----------------------------------------
organized, validly existing and in good standing as a corporation under the laws of the state of its incorporation, and is in good standing as a foreign corporation in each jurisdiction where its ownership of property or conduct of business requires such qualification and where failure to be in good standing could have a material adverse effect on the Company, any of its Subsidiaries, or their respective property and/or business or on the ability of the Company or the Parent to pay or perform the Credit Documents; (2) has the corporate power and authority and the legal right to own and operate its property and to conduct business in the manner in which it does and proposes so to do; and (3) is in compliance with all Requirements of Law and Contractual Obligations except to the extent that failure to comply could not have a material adverse effect on the Company, any of its Subsidiaries, or their respective property and/or business or on the ability of the Company or the Parent to pay or perform the Credit Documents.

     8(c) Corporate Power; Authorization; Enforceable Obligations. Each of the Company and the Parent has the
                         -------------------------------------------------------
corporate power and authority and the legal right to execute, deliver and perform the Credit Documents to which it is a party and, in the case of the Company, to borrow hereunder, and has taken all necessary corporate action to authorize the execution, delivery and performance of the Credit Documents. The Credit Documents have been duly executed and delivered on behalf of each of the Company and the Parent and constitute legal, valid and binding obligations of such party enforceable against such party in accordance with their respective terms.

     8(d) No Legal Bar. The execution, delivery and performance of the Credit Documents, the borrowings
                                ------------
thereunder and the use of the proceeds thereof, will not violate any Requirement of Law or any Contractual Obligation of the Company or the Parent to the extent that failure to comply therewith could have a material adverse effect on the Company or its property and/or business or on the ability of the Company or the Parent to pay or perform the Credit Documents.

     8(e) No Material Litigation. Except as disclosed on Exhibit B attached hereto, no litigation,
                                ----------------------
investigation or proceeding of or before any court, arbitrator or Governmental Authority is pending or, to the knowledge of the Company, threatened by or against the Company or any of its Subsidiaries or against any of such parties' properties or revenues involving amounts, in the case of any such individual litigation, investigation or proceeding, in excess of $10,000,000.00 or which, regardless of the amount in controversy, is likely to be adversely determined and which, if adversely determined, could have a material adverse effect on the business, operations, property or financial or other condition of the Company or any of its Subsidiaries.

     8(f) Taxes. The Company and each of its Subsidiaries have filed or caused to be filed all tax returns that
                                -----
are required to be filed and have paid all taxes (other than incidental local business and other municipal taxes which are not material to the operation of the Company and its Subsidiaries) shown to be due and payable on said returns or on any assessments made against them or any of their property other than taxes which are being contested in good faith by appropriate proceedings and as to which the Company or the applicable Subsidiary has established adequate reserves in conformity with GAAP.



     8(g) Investment Company Act. The Company is not an "investment company" or a company "controlled" by an
                                ----------------------
     "investment company" within the meaning of the Investment Company Act of 1940, as amended.

        8(h) Subsidiaries. Exhibit C attached hereto sets forth an accurate and complete list of all presently
                                ------------   ---------
existing Subsidiaries of the Company, their respective jurisdictions of incorporation and the percentage of their capital stock owned by the Company or other Subsidiaries of the Company. All of the issued and outstanding shares of capital stock of the Subsidiaries of the Company have been duly authorized and issued and are fully paid and non-assessable.

     8(i) Federal Reserve Board Regulations. Neither the Company nor any of its Subsidiaries is engaged or will
                                ---------------------------------
engage, principally or as one of its important activities, in the business of extending credit for the purpose of "purchasing" or "carrying" any "margin stock" within the respective meanings of such terms under Regulation U. No part of the proceeds of any Loan made hereunder will be used for "purchasing" or "carrying" "margin stock" as so defined or for any purpose which violates, or which would be inconsistent with, the provisions of the Regulations of the Board of Governors of the Federal Reserve System.

     8(j) ERISA. The Company and each of its Subsidiaries are in compliance in all material respects with the
                                -----
requirements of ERISA and no Reportable Event has occurred under any Plan maintained by the Parent, the Company or any of its or their Subsidiaries which is likely to result in the termination of such Plan for purposes of Title IV of ERISA.

     8(k) Assets. The Company and each of its Subsidiaries have good and marketable title to all property and
                                ------
assets reflected in the financial statements referred to in Paragraph 8(a) above, except property and assets sold or otherwise disposed of in the ordinary course of business subsequent to that date. Neither the Company nor any of its Subsidiaries has outstanding Liens on any of its properties or assets nor are there any security agreements to which the Company or any of its Subsidiaries is a party, or title retention agreements, whether in the form of leases or otherwise, of any personal property except as reflected in said financial statements referred to in Paragraph 8(a) above or as permitted under Paragraph 10(a) below.

     9. Affirmative Covenants. The Company hereby covenants and agrees with the Lead Administrative Agent and each
                      ---------------------
     Lender that, as long as any Obligations remain unpaid or any Lender has any obligation to make all or any portion of any Loans, the Company shall:

     9(a) Financial Statements. Furnish or cause to be furnished directly to the Lead Administrative Agent and
                                --------------------
each Lender:

     (1) Within ninety (90) days after the last day of each fiscal year of the Parent, consolidated statements of income and statements of changes in cash flow of the Parent and its Subsidiaries for such year and a balance sheet as of the end of such year (including therein as supplemental information, consolidating statements of income and statements of changes in cash flow and balance sheets as of the end of such year) in each case presented fairly in accordance with GAAP and, in the case of the Company, the requirements of HUD Handbook IG 4000.3 REV and accompanied, in all cases, by an unqualified report of a firm of independent certified public accountants acceptable to the Majority Lenders;

     (2) Within forty-five (45) days after the last day of each fiscal quarter, consolidated and consolidating statements of income and statements of changes in cash flow of the Parent and its Subsidiaries for such fiscal quarter and balance sheets of the Parent and its Subsidiaries as of the last day of such fiscal quarter, presented fairly in accordance with GAAP, in each case certified in writing as to fairness of presentation by the chief financial officer or treasurer of the Company and the Parent;

     (3) Within forty-five (45) days following each Applicable Financial Test Date, a Covenant Compliance Certificate from the chief financial officer or treasurer of each of the Company and the Parent, certifying that there does not exist an Event of Default or Potential Default and, in addition, demonstrating in detail satisfactory to the Majority Lenders the Company's compliance with the covenants set forth in Paragraphs 10(g), 10(i) and 10(j) below as of and at such Applicable Financial Test Date, and the Parent's compliance with the covenants set forth in Paragraphs 11(d) and 11(e) of the Guaranty, as of and at such Applicable Financial Test Date;

     (4) As soon as is available any written report pertaining to material items in respect of the internal control matters of the Parent or the Company submitted to any of such Persons by their respective independent accountants in connection with each annual or interim special audit of the financial condition of such Persons made by such independent public accountants; and

     (5) Copies of all proxy statements, financial statements, and reports which the Parent sends to its stockholders, and copies of all regular, periodic and special reports, and all registration statements under the Securities Act of 1933, as amended (the "Act"), which the Parent or the Company files with the Securities and Exchange Commission or any governmental authority which may be substituted therefor, or with any national securities exchange; provided, however, that there shall not be required to be delivered hereunder to the Lead Administrative Agent such copies for any Lender of prospectuses relating to future series of offerings under registration statements filed under Rule 415 of the Act or other items which such Lender has indicated in writing to the Parent or the Company from time to time need not be delivered to such Lender.

     9(b) Certificates; Reports; Other Information. Furnish or cause to be furnished directly to the Lead
                                ----------------------------------------
Administrative Agent and each Lender:

     (1) Within forty-five (45) days following each Applicable Financial Test Date, prepared as of such Applicable Financial Test Date and certified by an appropriate officer of the Company, a report covering the servicing portfolio of the Company covering such matters as the Majority Lenders, through the Lead Administrative Agent, may reasonably request (but which shall in any event list the aggregate principal amount of mortgage notes serviced and the number and types of loans evidenced by such notes, and show all loans in the servicing portfolio more than thirty (30) days past due the due dates set forth in such notes).

     (2) Promptly, such additional financial and other information, including, without limitation, financial statements of the Company, the Parent or any Affiliate of the Company or the Parent, as any Lender, through the Lead Administrative Agent, may from time to time reasonably request, including, without limitation, such information as is necessary for any Lender to participate out any of its interests in Loans hereunder or to enable another financial institution to become a signatory hereto.

     (3) Promptly upon receipt thereof by the Company, copies of all audit reports prepared by or on behalf of FNMA, FHLMC and GNMA.

     9(c) Payment of Indebtedness. Pay, discharge or otherwise satisfy at or before maturity or before it
                                -----------------------
becomes delinquent, defaulted or accelerated, as the case may be, all its Indebtedness, except: (1) Indebtedness (other than Indebtedness with respect to CPNs) being contested in good faith and for which provision is made to the satisfaction of the Majority Lenders for the payment thereof in the event the Company is found to be obligated to pay such Indebtedness and which Indebtedness is thereupon promptly paid by the Company, and (2) additional Indebtedness (other than Indebtedness with respect to CPNs) in the aggregate not to exceed $100,000.00.

     9(d) Maintenance of Existence and Properties. Maintain all rights, privileges, licenses, approvals,
                                ---------------------------------------
franchises, properties and assets necessary in the normal conduct of its business, and comply with all Contractual Obligations and Requirements of Law. The Company will at all times be a FNMA, FHLMC and GNMA-approved Seller/ Servicer and a wholly-owned Subsidiary of the Parent.

     9(e) Inspection of Property; Books and Records; Discussions. Keep proper books of record and account in
                                ------------------------------------------------
which full, true and correct entries in conformity with GAAP and all Requirements of Law shall be made of all dealings and transactions in relation to its business and activities, and permit representatives of each Lender (at no cost or expense to the Company unless there shall have occurred and be continuing an Event of Default) to visit and inspect those of its properties and examine and make abstracts from those of its books and records as are reasonably necessary to enable such Lender to conduct appropriate credit due diligence in connection with customary credit approval practices for credit facilities of this type, at any reasonable time and as often as may reasonably be desired by any of the Lenders, and to discuss the business, operations, properties and financial and other condition of the Company and any of its Subsidiaries with officers and employees of such parties, and with their independent certified public accountants.

     9(f) Notices. Promptly give written notice to the Lead Administrative Agent (who shall promptly notify
                                -------
each of the Lenders thereof) of:

     (1) The occurrence of any Potential Default or Event of Default;

     (2) Any litigation or proceeding affecting the Company or any of its Subsidiaries involving amounts, in the case of any such individual litigation, investigation or proceeding, in excess of $10,000,000.00 or which, regardless of the amount in controversy, is likely to be adversely determined and which, if adversely determined, could have a material adverse effect on the business, operations, property, or financial or other condition of the Company or the ability of the Company to pay and perform the Obligations;

     (3) Receipt by the Company or the Parent of notice from any rating agency concerning a potential change in any credit rating previously accorded the Company or the Parent by such rating agency; and

     (4) A material adverse change in the business, operations, property or financial or other condition of the Parent, the Company or any of their Subsidiaries.

     9(g) Expenses. Pay all reasonable out-of-pocket expenses (including fees and disbursements of counsel) of
                                --------
the Lead Administrative Agent, the Arranger and the Co-Arrangers incident to the preparation, negotiation, administration and amendment of the Credit Documents and, following the occurrence of an Event of Default, of the Lead Administrative Agent and each of the Lenders incident to the protection of the rights of the Lenders, the Arranger, the Co-Arrangers and the Lead Administrative Agent under the Credit Documents, and incident to the enforcement of payment of the Obligations, whether by judicial proceedings or otherwise, including, without limitation, in connection with bankruptcy, insolvency, liquidation, reorganization, moratorium or other similar proceedings involving the Parent or the Company or a "workout" of the Obligations. The obligations of the Company under this Paragraph 9(g) shall be effective and enforceable whether or not any Loan is advanced by any Lender hereunder and shall survive payment of all other Obligations.

     9(h) Credit Documents. Comply with and observe all terms and conditions of the Credit Documents.
                                ----------------
     9(i) Insurance. Obtain and maintain insurance with responsible companies in such amounts and against such
                                ---------
risks as are usually carried by corporations engaged in similar businesses similarly situated, including, without limitation, errors and omissions coverage and fidelity coverage in form and substance acceptable under FNMA or FHLMC guidelines, and furnish the Lenders on request full information as to all such insurance.

     9(j) CPN Program. Obtain the written approval of the Majority Lenders to any modification of the
                                -----------
     documentation relating to the issuance of CPNs of the Company as in effect on the date of this Agreement.

     9(k) Hedging Program. Maintain at all times a Hedging Program consistent with the Hedging Program in
                                ---------------
effect at and as of the Effective Date.

     10. Negative Covenants. The Company hereby agrees that, as long as any Obligations remain unpaid or any Lender has
                      ------------------
     any obligation to make all or any portion of any Loans, the Company shall not, directly or indirectly:

     10(a)Liens. Create, incur, assume or suffer to exist any Lien upon any of its property and assets
                                -----
(including servicing rights) other than:

     (1) Liens or charges for current taxes, assessments or other governmental charges which are not delinquent or which remain payable without penalty, or the validity of which are contested in good faith by appropriate proceedings upon stay of execution of the enforcement thereof, provided the Company shall have set aside on its books and shall maintain adequate reserves for the payment of same in conformity with GAAP;

     (2) Liens, deposits or pledges made to secure statutory obligations, surety or appeal bonds, or bonds for the release of attachments or for stay of execution, or to secure the performance of bids, tenders, contracts (other than for the payment of borrowed money), leases or margin call requirements or for purposes of like general nature in the ordinary course of the Company's business;

     (3) Liens on Mortgage Loans and Mortgage-Backed Securities which are the subject of repurchase agreements;

     (4) Liens on real property (including fixtures and improvements thereon) securing Indebtedness in an amount not to exceed $50,000,000.00 in the aggregate at any time outstanding;

     (5)  Liens on  property  and  assets of the  Company  securing  short  term
     Indebtedness of the Company (Indebtedness with a maturity of one year or less and not automatically renewable by the Company at its sole option) in an amount not to exceed at any date twenty five percent (25%) of Mortgage Loans and MBS Held for Sale; and

     (6) Liens on servicing rights of the Company securing Indebtedness in an amount not to exceed at any date ten percent (10%) of Mortgage Servicing Rights.

     10(b)Indebtedness. Create, incur, assume or suffer to exist, or otherwise become or be liable in respect
                                ------------
of any Indebtedness if upon such creation, incurrence or assumption there would exist an Event of Default or the Company would fail to be in compliance with the requirements of Paragraphs 10(i) or 10(j) below (assuming such compliance were tested at such date immediately following such creation, incurrence or assumption).

     10(c)Consolidation and Merger. Liquidate or dissolve or enter into any consolidation, merger, partnership,
                                ------------------------
joint venture, syndicate or other combination, except that the Company may be consolidated with or merged with any corporation provided that (1) in any such merger or consolidation the Company shall be the surviving or resulting corporation and (2) at the time of and immediately after the effectiveness of such merger or consolidation there shall not have occurred and be continuing an Event of Default or Potential Default.

     10(d)Acquisitions. Purchase or acquire or incur liability for the purchase or acquisition of any or all of
                                ------------
the assets or business of any Person other than in the normal course of a mortgage banking-related business (it being expressly agreed and understood that the acquisition of servicing is a normal course of business activity); provided, however, that the Company may acquire all or a portion of the stock or assets of another mortgage company or companies so long as no Event of Default or Potential Default shall exist immediately following the consummation of such acquisition, and, provided, further, that the Company shall be in compliance with the financial covenants set forth in Paragraphs 10(i) and 10(j) below, assuming for purposes of this Paragraph 10(d) that the "Applicable Financial Test Date" referenced in such covenants is the day immediately following the consummation of such acquisition.

     10(e)Payment of Dividends. Declare or pay any dividends upon any shares of the Company's stock now or
                                --------------------
hereafter outstanding, except dividends payable in the capital stock of the Company, or make any distribution of assets to its stockholders as such, whether in cash, property or securities, if at the date of payment or distribution (either before or after giving effect thereto) there should exist an Event of Default or Potential Default.

     10(f)Purchase or Retirement of Stock. Acquire, purchase, redeem or retire any shares of its capital stock
                                -------------------------------
now or hereafter outstanding for value.

     10(g)Investments; Advances; Receivables. Make or commit to make any advance, loan or extension of credit
                                ----------------------------------
("Advances") to, or hold any receivable ("Receivable") of, or make or commit to make any capital contribution to, or purchase any stock, bonds, notes, debentures or other securities ("Investments") of, or make any other investment in, any Person, except:

     (1) Advances constituting Mortgage Loans made in the ordinary course of the Company's business;

     (2) Advances to and Receivables of any Person which are fully secured on a first priority perfected basis by Mortgage Loans;

     (3) Investments in, Advances to and Receivables of any Affiliate which are fully secured on a first priority perfected basis by Mortgage Loans or Prime Quality Mortgage-Backed Securities;

     (4) Investment in, Advances to and Receivables of any Affiliate or any Servicing Pass-Through Venture which is not otherwise an Affiliate, which are unsecured or which are secured on a first priority perfected basis by collateral other than Mortgage Loans or Prime Quality Mortgage-Backed Securities, in an aggregate amount not to exceed fifteen percent (15%) of the net worth of the Company determined in accordance with GAAP; and

     (5) Investments in, Advances to and Receivables of Countrywide Capital Markets, Inc. or any of its Subsidiaries, which are fully secured on a first priority perfected basis by: (i) debt instruments issued by FNMA or FHLMC or (ii) time deposit accounts issued by a financial institution the deposits of which are insured by the Bank Insurance Fund and which financial institution has a deposit rating issued by a recognized rating agency not less than the rating assigned to the Company's long term indebtedness.

     10(h)Sale of Assets. Sell, lease, assign, transfer or otherwise dispose of any of its assets (other than
                                --------------
obsolete or worn out property), whether now owned or hereafter acquired, other than in the ordinary course of business as presently conducted and at fair market value (it being expressly agreed and understood that the sale or other disposition of Mortgage Loans with or without servicing released and the sale or other disposition of servicing rights are in the ordinary course of business); provided, however, that in no event shall the Company enter into any sale and leaseback transaction involving any of its assets without the prior written consent of the Majority Lenders; and, provided further, that the Company may sell, lease, assign, transfer or otherwise dispose of any of its assets to a Subsidiary of the Company (which, for the purpose of this proviso shall include any limited partnership the general and limited partners of which are Subsidiaries of the Company) so long as: (1) all classes of stock of, or partnership interests in, such Subsidiary are owned, directly or indirectly, by the Company, (2) such Subsidiary incurs no obligations for third party indebtedness except such obligations to employees and vendors as are necessary or desirable in the normal conduct of the business of servicing 1-4 unit single family mortgage loans and in managing an office building owned by such Subsidiary, and (3) any such unpaid obligations as are described in subsection
(2) above (other than payroll and benefits obligations to employees) shall not exceed at any time $50,000,000.00 in the aggregate.

     10(i)Minimum Net Worth. Permit its net worth determined in accordance with GAAP on and as of each
                                -----------------
Applicable Financial Test Date to be less than $1,200,000,000.00.

     10(j)Maximum Total Debt. Permit Total Debt on and as of each Applicable Financial Test Date to exceed the
                                ------------------
sum of:
     (1) One hundred percent (100%) of Cash, plus

     (2) Ninety percent (90%) of Margins, plus

     (3) Ninety-seven percent (97%) of the amount of Mortgage Loans and MBS Held for Sale (including Mortgage Loans and Mortgage-Backed Securities subject to a Lien under a repurchase agreement but excluding all other Mortgage Loans and Mortgage-Backed Securities which are excluded from "Eligible Mortgage Assets" pursuant to subparagraphs (a), (b) and (c) of the definition of such term), plus

     (4) Ninety percent (90%) of Pool Loan Purchases and Mortgage Claims Receivable to the extent such assets represent VA and FHA Mortgage Loans repurchased by the Company from pools supporting GNMA Mortgage-Backed Securities, plus

     (5) Fifty percent (50%) of Deferred Commitment Fees, plus

     (6) Fifty percent (50%) of Property and Equipment, plus

     (7) Seventy-five percent (75%) of Mortgage Servicing Rights, plus

     (8) Fifty percent (50%) of Other Assets, excluding any unsecured Advances made to Affiliates permitted under Paragraph 10(g)(2) above.

     11. Events of Default. Upon the occurrence of any of the following events (an "Event of Default"):
                      -----------------

     11(a)The Company shall fail to make any payment on account of that portion of the Obligations consisting of principal or interest on Loans on the date when due; or

     11(b)Any representation or warranty made or deemed made by the Company or the Parent in any Credit Document or in connection with any Credit Document shall be materially inaccurate or incomplete in any respect on or as of the date made or deemed made; or

     11(c)The Company shall default in the observance or performance of any covenant or agreement contained in Paragraph 10 above (other than those contained in Paragraphs 10(i) and 10(j) above); or
                           11(d)The Parent shall fail to observe or comply with
any term or provision contained in the Guaranty (other than those contained in Paragraph 11(d) thereof); or

                           11(e)The Company or the Parent shall fail to observe
or perform any other term or provision contained in the Credit Documents and such failure shall continue for thirty (30) days; or

                           11(f)The Company, any of its Subsidiaries or the Parent shall default in any payment of any Indebtedness (other than the Obligations or as permitted under Paragraph 9(c) above) in an aggregate amount of more than $10,000,000.00 or any other event shall occur and, as a result, the holder or holders thereof, or any trustee or agent for such holders, either: (1) cause such Indebtedness to become due and payable prior to its stated maturity, or (2) elect not to cause such Indebtedness to become so due and payable, but such event continues for a period of thirty (30) days and is not cured or waived; or

                           11(g)(1) The Parent, the Company or any of its Subsidiaries shall commence any case, proceeding or other action (i) under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization or relief of debtors, seeking to have an order for relief entered with respect to it, or seeking to adjudicate it a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, winding-up, liquidation, dissolution, composition or other relief with respect to it or its debts, or (ii) seeking appointment of a receiver, trustee, custodian or other similar official for it or for all or any substantial part of its assets, or the Parent, the Company or any of its Subsidiaries shall make a general assignment for the benefit of its creditors; or (2) there shall be commenced against the Parent, the Company or any of its Subsidiaries any case, proceeding or other action of a nature referred to in clause (1) above which (i) results in the entry of an order for relief or any such adjudication or appointment, or (ii) remains undismissed, undischarged or unbonded for a period of sixty (60) days; or (3) there shall be commenced against the Parent, the Company or any of its Subsidiaries any case, proceeding or other action seeking issuance of a warrant of attachment, execution, distraint or similar process against all or any substantial part of its assets which results in the entry of an order for any such relief which shall not have been vacated, discharged, or stayed or bonded pending appeal within sixty (60) days from the entry thereof; or (4) the Parent, the Company or any of its Subsidiaries shall take any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the acts set forth in clause (1), (2) or (3) above; or (5) the Parent, the Company or any of its Subsidiaries shall generally not, or shall be unable to, or shall admit in writing its inability to, pay its debts as they become due; or

                           11(h)(1) Any Person shall engage in any "prohibited transaction" (as defined in Section 406 of ERISA or Section 4975 of the Code) involving any Plan, (2) any "accumulated funding deficiency" (as defined in Section 302 of ERISA), whether or nor waived, shall exist with respect to any Plan, (3) a Reportable Event shall occur with respect to, or proceedings shall commence to have a trustee appointed, or a trustee shall be appointed, to administer or to terminate, any Single Employer Plan, which Reportable Event or institution of proceedings is, in the reasonable opinion of the Lead Administrative Agent, likely to result in the termination of such Plan for purposes of Title IV of ERISA, and, in the case of a Reportable Event, the continuance of such Reportable Event unremedied for ten days after notice of such Reportable Event pursuant to
     Section 4043(a), (c) or (d) of ERISA is given or the continuance of such proceedings for ten days after commencement thereof, as the case may be,
     (4) any Single Employer Plan shall terminate for purposes of Title IV of ERISA, (5) any withdrawal liability to a Multiemployer Plan shall be incurred by the Company or the Parent or any Commonly Controlled Entity, or
     (6) any other event or condition shall occur or exist; and in each case in clauses (1) through (6) above, such event or condition, together with all other such events or conditions, if any, could subject the Parent, the Company or any of its Subsidiaries to any tax, penalty or other liabilities in the aggregate material in relation to the business, operations, property or financial or other condition of the Parent, the Company or any of its Subsidiaries; or
                           11(i)One or more judgments or decrees in amounts aggregating $1,000,000.00 or more not fully covered by insurance (exclusive of self-insurance (not to exceed $5,000,000.00) and deductibles) during any consecutive twelve (12) month period shall be entered against the Company or any of its Subsidiaries and all such judgments or decrees shall not have been vacated, discharged or satisfied, or stayed or bonded pending appeal, within sixty (60) days from the entry thereof unless counsel to the Company reasonably acceptable to the Majority Lenders has delivered to the Lenders within such sixty (60) day period an opinion that the Company has the legal right to have such judgment or decree vacated without the expenditure of funds (other than for costs of proceedings) and the Company is diligently proceeding to accomplish such vacation; or

                           11(j)The Parent shall notify the Lead Administrative Agent or any Lender of its intention to rescind or revoke the Guaranty or the Subordination Agreement, in whole or in part, with respect to future transactions or otherwise; or

                           11(k)The Parent shall cease to own one hundred
percent (100%) of the outstanding capital stock of the Company;

                                      THEN:

     (1) Automatically upon the occurrence of an Event of Default under Paragraph 11(g) above,

     (2) At the option of any Lender upon the occurrence of an Event of Default under Paragraph 11(a) above unless such Event of Default is expressly waived in writing by one hundred percent (100%) of the Lenders, and

     (3) In all other cases, at the option of the Majority Lenders,

each Lender's obligation to make Loans shall terminate and the principal balance of outstanding Loans and interest accrued but unpaid thereon and all other Obligations shall become immediately due and payable, without demand upon or notice or presentment to the Company, all of which are hereby waived.

                  12. Agency Provisions.
                      -----------------

     12(a)Appointment. Each Lender hereby irrevocably designates and appoints each Agent as the agent of such
                                -----------
Lender under the Credit Documents and each Lender hereby irrevocably authorizes each Agent, as the agent for such Lender, to take such action on its behalf under the provisions of the Credit Documents and to exercise such powers and perform such duties as are expressly delegated to such Agent by the terms of the Credit Documents, together with such other powers as are reasonably incidental thereto. Notwithstanding any provision to the contrary elsewhere in the Credit Documents, no Agent shall have any duties or responsibilities, except those expressly set forth therein, or any fiduciary relationship with any Lender, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into the Credit Documents or otherwise exist against any Agent.

     12(b)Delegation of Duties. The Lead Administrative Agent may execute any of its duties under the Credit
                                --------------------
Documents by or through agents or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. The Lead Administrative Agent shall not be responsible for the negligence or misconduct of any agents or attorneys-in-fact selected by it with reasonable care.

     12(c)Exculpatory Provisions. No Agent nor any of its respective officers, directors, employees, agents,
                                ----------------------
counsel, attorneys-in-fact or Affiliates shall be (1) liable to any Lender, any other Agent, the holder of any CPN or the Company for any action taken or omitted to be taken by it or such Person under or in connection with the Credit Documents (except for its or such Person's own gross negligence or willful misconduct), or (2) responsible in any manner to any of the Lenders, any other Agent, the holder of any CPN or the Company for: (i) any recitals, statements, representations or warranties made by the Company or any officer thereof contained in the Credit Documents or in any certificate, report, statement or other document referred to or provided for in, or received by such Agent under or in connection with, the Credit Documents (except such as are prepared by such Agent and, then, only to the extent such Agent is responsible for verification of the accuracy and completeness of the information contained therein or the facts upon which such information is based as expressly provided herein) or for the value, validity, effectiveness, genuineness, enforceability, collectability or sufficiency of the Credit Documents or for any failure of the Company to perform its obligations thereunder or (ii) assuring compliance of the Credit Documents and/or the transactions contemplated by the Credit Documents with any law or regulation binding upon such Person, it being expressly acknowledged, agreed and understood that each such Person has obtained independent advice satisfactory to it in all such regards. No Agent shall be under any obligation to any Lender to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, the Credit Documents (other than agreements required to be complied with by such Agent thereunder and subject to the standards of care set forth herein with respect thereto) or to inspect the properties, books or records of the Company. Each Agent shall be entitled to refrain from exercising any discretionary powers or actions under this Agreement or any other Credit Document until it shall have received the prior written consent of one hundred percent (100%) of the Lenders to such action.

     12(d)Reliance by Agent. Each Agent shall be entitled to rely, and shall be fully protected in relying,
                                -----------------
upon any note, writing, resolution, notice, consent, certification, affidavit, letter, cablegram, telegram, telecopy, telex or teletype message, statement, order or other document or conversation reasonably believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel (including, without limitation, counsel to the Company), independent accountants and other experts selected by such Agent. The Lead Administrative Agent may deem and treat each Lender designated on the current Commitment Schedule as a Lender hereunder for all purposes of the Credit Documents unless a written notice of assignment, negotiation or transfer of such Lender's interests hereunder and thereunder as permitted pursuant to Paragraph 14 below shall have been filed with the Lead Administrative Agent. Each Agent shall be fully justified in failing or refusing to take any action under the Credit Documents unless it shall first receive such advice or concurrence of the Majority Lenders (or all Lenders, as required under the Credit Documents) or it shall first be indemnified to its satisfaction by the Lenders against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any action (other than liability and/or expense arising out of such Agent's gross negligence or willful misconduct). Each Agent shall in all cases be fully protected in acting, or in refraining from acting, under the Credit Documents in accordance with a request of the Majority Lenders (or all Lenders, if applicable) absent gross negligence and willful misconduct on the part of such Agent in the method in which it acts or refrains from acting in accordance therewith, and such request and any action taken or failure to act pursuant thereto shall be binding upon all the Lenders.

     12(e)Notice of Default; Agreement to Advance. No Agent shall be deemed to have knowledge or notice of the
                                ---------------------------------------
occurrence of any Event of Default or Potential Default unless such Agent has received notice from a Lender or the Company referring to the Credit Documents, describing such Event of Default or Potential Default and stating that such notice is a "notice of default". In the event that any Agent receives such a notice, such Agent shall give notice thereof to the Lenders and the other Agents.

     12(f)Non-Reliance on Agent and Other Lenders. Each Lender expressly acknowledges that no Agent nor any of
                                ---------------------------------------
its respective officers, directors, employees, agents, attorneys-in-fact or Affiliates has made any representations or warranties to it and that no act by such Agent hereafter taken, including any review of the affairs of the Company, shall be deemed to constitute any representation or warranty by such Agent to any Lender. Each Lender represents to each Agent that it has, independently and without reliance upon such Agent or any other Lender or their respective counsel, and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, operations, property, financial and other condition and creditworthiness of the Company and made its own decision to extend credit hereunder and enter into this Agreement. Each Lender also represents that it will, independently and without reliance upon any Agent or any other Lender or their respective counsel, and based on such documents, information and legal advice (including, without limitation, advice of regulatory counsel to it) as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in entering into the Credit Documents and taking or not taking action thereunder, and to make such investigation as it deems necessary to inform itself as to the business, operations, property, financial and other condition and creditworthiness of the Company. Except for notices, reports and other documents expressly required to be furnished to the Lenders by an Agent hereunder, such Agent shall not have any duty or responsibility to provide any Lender with any legal advice or credit or other information concerning the business, operations, property, financial and other condition or creditworthiness of the Company which may come into the possession of such Agent or any of its officers, directors, employees, agents, attorneys-in-fact or Affiliates.

     12(g)Indemnification. The Company agrees to indemnify, defend and hold harmless each Agent in its capacity
                                ---------------
as such from and against any and all claims, obligations, penalties, actions, suits, judgments, costs, disbursements, losses, liabilities and/or damages (including, without limitation, attorneys' fees) of any kind whatsoever which may at any time be imposed on, assessed against or incurred by such Agent in any way (1) relating to or arising out of the Credit Documents or any documents contemplated by or referred to therein or the transactions contemplated thereby or any action taken or omitted to be taken by such Agent in connection with the foregoing; provided, the Company shall not be liable for any portion of any such claims, obligations, etc., arising out of or resulting from the gross negligence or willful misconduct of such Agent or (2) resulting from any action taken or omitted to be taken by such Agent in accordance with written instructions given as provided in the Credit Documents or (3) relating to any one or more of the matters covered by Paragraph 12(c) above. The Lenders agree to indemnify and hold harmless each Agent in its capacity as such ratably in accordance with their Primary Percentage Shares to the extent required by the Company hereunder if any Agent is not reimbursed by the Company hereunder and without limiting the obligation of the Company to do so. To the extent indemnification payments made by the Lenders pursuant to this Paragraph 12(g) are subsequently recovered by any Agent from, or for the account of, the Company, such Agent will promptly refund such previously paid indemnity payments to the Lenders. The indemnification obligations of the Company and Lenders under this Paragraph 12(g) shall survive termination of this Agreement and payment in full of the Obligations.

     12(h)Agent in Its Individual Capacity. Any Agent and its Affiliates may make loans to, accept deposits
                                --------------------------------
from and generally engage in any kind of business with the Company as though such Agent were not an Agent hereunder. With respect to such loans made or renewed by them and any note issued to them hereunder, each Agent shall have the same rights and powers under the Credit Documents as any Lender thereunder and may exercise the same as though it were not an Agent, and the terms "Lender" and "Lenders" shall include Agents in their individual capacities.

     12(i)Successor Agents. Any Agent may resign as such under the Credit Documents upon ninety (90) days'
                                ----------------
prior written notice to the Lenders and the Company and the Lead Administrative Agent shall resign in the event its Maximum Commitment shall be less than $25,000,000.00. In addition, in the event any Agent fails to perform its obligations under the Credit Documents in any material manner and fails to correct its performance within thirty (30) days of written notice of such failure of performance given by not less than the Majority Lenders, then such Agent may be removed upon thirty (30) days notice given by not less than the Majority Lenders. If an Agent shall resign or be so removed, then, on or before the effective date of such resignation or removal, the Majority Lenders shall appoint a successor agent reasonably acceptable to the Company or, if the Majority Lenders are unable to agree on the appointment of a successor agent, such Agent shall appoint a successor agent for the Lenders, which successor agent shall be reasonably acceptable to the Company, whereupon such successor agent shall succeed to the rights, powers and duties of such Agent, and the term "Documentation Agent," "Syndication Agent," "Lead Administrative Agent," "Co-Administrative Agent," "Arranger", "Co-Arranger" or "Co-Agents," as applicable, shall mean such successor agent effective upon its appointment, and the former Agent's rights, powers and duties shall be terminated without any other or further act or deed on the part of such former Agent or any of the parties to this Agreement or any of the other Credit Documents or successors thereto. After any Agent's resignation or removal hereunder, the provisions of this Paragraph 12 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Agent under the Credit Documents.

     12(j)Sharing of Set-Offs. If following the occurrence and during the continuance of an Event of Default
                                -------------------
any Lender (a "benefitted Lender") shall at any time receive any payment of all or part of the Obligations held by it or receive any collateral in respect thereof (whether voluntarily or involuntarily, by set-off or otherwise) in a greater proportion than any such payment to and collateral received by any other Lender, if any, in respect of such other Lender's portion of the Obligations, or interest thereon, such benefitted Lender shall purchase for cash from the other Lenders such portion of each such other Lender's Obligations, or shall provide such other Lenders with the benefits of such collateral, or the proceeds thereof, as shall be necessary to cause such benefitted Lender to share the excess payment or benefits of such collateral or proceeds ratably with each of the Lenders; provided, however, that if all or any portion of such excess payment or benefits is thereafter recovered from such benefitted Lender, such purchase shall be rescinded, and the purchase price and benefits returned, to the extent of such recovery but without interest. The Company agrees that each Lender so purchasing a portion of another Lender's Obligations may exercise all rights of payment (including, without limitation, rights of set-off) with respect to such portion as fully as if such Lender were the direct holder of such portion.

                  13. Miscellaneous Provisions.
                      ------------------------

     13(a)No Assignment. The Company may not assign its rights or obligations under the Credit Documents
                                -------------
without the prior written consent of one hundred percent (100%) of the Lenders. Subject to the foregoing, all provisions contained in this Agreement or any document or agreement referred to herein or relating hereto shall inure to the benefit of each Lender, its successors and assigns, and shall be binding upon the Company, its successors and assigns.

     13(b)Amendment. The Credit Documents may not be amended or terms or provisions hereof waived unless such
                                ---------
amendment or waiver is in writing and signed by the Majority Lenders and the Company; provided, however, that without the prior written consent of one hundred percent (100%) of the Lenders, no amendment or waiver shall:

     (1) Waive or amend any term or provision of Paragraph 4(e), 4(f) or 4(g) above, or this
         Paragraph 13(b);

     (2) Reduce the principal of, or interest on, the Obligations or any amount of fees payable under this Agreement or extend the required payment date of principal or interest on the Obligations or any fees;

     (3) Increase the Aggregate Credit Limit above $2,000,000,000.00;

     (4) Modify any Lender's Primary Percentage Share or Swing Line Percentage Share except modifications resulting from an increase, permanent or temporary, in a Lender's Maximum Commitment or Swing Line Commitment made as permitted under this Agreement;

     (5) Modify the definition of "Majority Lenders";

     (6) Include any Person other than the Lenders signatory hereto as a "Lender" hereunder except as expressly permitted pursuant to Paragraph 14(a) below;

     (7) Cancel or terminate the Guaranty or permit the revocation of the Subordination Agreement;
         or

     (8) Extend the Revolving Facility Maturity Date or the Final Maturity Date;

provided, however, that nothing contained herein shall in any manner or to any extent be deemed to supersede any provision of the Credit Documents which expressly designates which Lenders are empowered to modify such provision, including, without limitation, any provision of the Credit Documents which expressly requires the consent of one hundred percent (100%) of the Lenders to any modification thereof. No amendment or waiver shall, unless agreed to in writing by the affected Agent, modify the rights or duties of such Agent. The Lead Administrative Agent shall provide notice and a copy of all amendments to the Credit Documents to all parties to the Credit Documents.

     13(c)Cumulative Rights; No Waiver. The rights, powers and remedies of the Lenders hereunder are cumulative
                                ----------------------------
and in addition to all rights, powers and remedies provided under any and all agreements between the Company and the Lenders relating hereto, at law, in equity or otherwise. Any delay or failure by the Lenders to exercise any right, power or remedy shall not constitute a waiver thereof by the Lenders, and no single or partial exercise by the Lenders of any right, power or remedy shall preclude any other or further exercise thereof or any exercise of any other rights, powers or remedies.

     13(d)Entire Agreement; Severability. This Agreement and the documents and agreements referred to herein
                                ------------------------------
embody the entire agreement and understanding between the parties hereto and supersede all prior agreements and understandings relating to the subject matter hereof and thereof. All waivers by the Company provided for in the Credit Documents have been specifically negotiated by the parties with full cognizance and understanding of their rights. If any of the provisions of the Credit Documents shall be held invalid or unenforceable, the Credit Documents shall be construed as if not containing such provisions, and the rights and obligations of the parties hereto shall be construed and enforced accordingly.

     13(e)Survival. All representations, warranties, covenants and agreements herein contained on the part of
                                --------
the Company shall survive the termination of this Agreement and shall be effective until the Obligations are paid and performed in full or longer as expressly provided herein.

    13(f)Notices.  All  notices  given by any  party to any of the  others shall be in writing (which may be by
                                -------
facsimile transmission), delivered personally, by commercial courier service or by depositing the same in the United States mail, registered, with postage prepaid, addressed to such party at the address set forth on Annex II attached hereto. Any party may change the address to which notices are to be sent by notice of such change to the other party or parties given as provided herein.

          13(g)Governing Law. This Agreement shall be deemed to be a contract made under the laws of the State of
                                -------------
California, and for all purposes shall be construed in accordance with the laws of said State, without regard to principles of conflicts of law.

          13(h)Counterparts. This Agreement may be executed in counterparts each of which when so executed shall be
                                ------------
deemed to be an original and all of which when taken together shall constitute one and the same agreement.

          13(i)Waiver of Jury Trial. EACH OF THE PARTIES HERETO WAIVES ITS RESPECTIVE RIGHTS TO A TRIAL BY JURY OF
                                --------------------
ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF OR RELATED TO THIS AGREEMENT, THE OTHER CREDIT DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY IN ANY ACTION, PROCEEDING OR OTHER LITIGATION OF ANY TYPE BROUGHT BY ANY OF THE PARTIES AGAINST ANY OTHER PARTY, WHETHER WITH RESPECT TO CONTRACT CLAIMS, TORT CLAIMS, OR OTHERWISE. EACH OF THE PARTIES HERETO AGREES THAT ANY SUCH CLAIM OR CAUSE OF ACTION SHALL BE TRIED BY A COURT TRIAL WITHOUT A JURY. WITHOUT LIMITING THE FOREGOING, THE PARTIES FURTHER AGREE THAT THEIR RESPECTIVE RIGHT TO A TRIAL BY JURY IS WAIVED BY OPERATION OF THIS PARAGRAPH 13(i) AS TO ANY ACTION, COUNTERCLAIM OR OTHER PROCEEDING WHICH SEEKS, IN WHOLE OR IN PART, TO CHALLENGE THE VALIDITY OR ENFORCEABILITY OF THIS AGREEMENT OR ANY OTHER CREDIT DOCUMENT OR ANY PROVISION HEREOF OR THEREOF. THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT AND THE OTHER CREDIT DOCUMENTS.

          14. Additional Lenders; Assignments and Participations; Increases in Availability.
           --------------------------------------------------------------------

                           14(a)Addition of New Lender.
                                ----------------------

          (1) Subject to the limitation on the Aggregate Credit Limit set forth in the definition of such term, the Company or any Lender may at any time propose that one or more Eligible Assignees (each, an "Applicant Financial Institution") become an additional Lender hereunder. At such time, the Company or such Lender, as applicable, shall notify the other parties hereto, including the Lead Administrative Agent, of the identity of such Applicant Financial Institution and such Applicant
          Financial Institution's proposed Maximum Commitment and, as applicable, Swing Line Commitment. The addition of any Applicant Financial Institution shall be subject to:

          (i) If such Applicant Financial Institution is proposed for inclusion as a Lender hereunder by a Lender, the prior written consent of the Company and the Lead Administrative Agent, and if such Applicant Financial Institution is proposed for inclusion as a Lender hereunder by the Company, the prior written consent of the Lead Administrative Agent, none of which consents shall be unreasonably withheld and which, if given, shall be given in writing to the other parties hereto no later than the tenth day following receipt by the Company of a written request for the inclusion of such Applicant Financial Institution as a Lender hereunder; and

          (ii) Delivery of each of the items and the occurrence of each of the events described in subparagraph (2) below.

          (2) Assuming delivery of the consent of the Company and/or Lead Administrative Agent as required pursuant to subparagraph (1)(i) above, the Lead Administrative Agent, the Company and, if such Applicant Financial Institution will be acquiring a portion of an existing Lender's Maximum Commitment by way of assignment from such existing Lender, such existing Lender, shall mutually agree on the Adjustment Date on which such Applicant Financial Institution shall become a party hereto and a Lender hereunder. On such Adjustment Date:

          (i) The Lead Administrative Agent shall deliver to the Company and each of the Lenders a Commitment Schedule to be effective as of such Adjustment Date, reflecting the inclusion of such Applicant Financial Institution as a party hereto and a Lender hereunder.


          (ii) No later than 12:30 p.m. (Los Angeles time) on such Adjustment Date, such Applicant Financial Institution shall pay to the Lead Administrative Agent an amount equal to such Applicant Financial Institution's Primary Percentage Share of Primary Loans outstanding and, as applicable, Swing Line Percentage Share of Swing Loans outstanding. If such Applicant Financial Institution is becoming a Lender hereunder as a result of an increase in the Aggregate Credit Limit, the Lead Administrative Agent shall thereupon remit to the Lenders, as applicable, their shares of such funds. If such Applicant Financial Institution is acquiring a portion of an existing Lender's outstanding Primary Loans, the Lead Administrative Agent shall thereupon remit such funds to the assigning Lender. Following such Adjustment Date, fees and interest accrued on the Obligations to but not including such Adjustment Date shall be payable to the Lenders in accordance with their respective Primary Percentage Shares and Swing Line Percentage Shares prior to such Adjustment Date before giving effect to the readjustment thereof pursuant to the Commitment Schedule provided by the Company on such Adjustment Date.

          (iii) If such Applicant Financial Institution is acquiring a portion of an existing Lender's Maximum Commitment by way of assignment from such existing Lender, the Lead Administrative Agent, the Company, the assigning Lender and the Applicant Financial Institution shall execute and deliver an Assignment Agreement, or if such Applicant Financial Institution is becoming a Lender hereunder as a result of an increase in the Aggregate Credit Limit, the Lead Administrative Agent, the Company and the Applicant Financial Institution shall execute and deliver an Additional Lender Agreement, either of which Assignment Agreement or Additional Lender Agreement shall constitute an amendment to this Agreement to the extent necessary to reflect the inclusion of the Applicant Financial Institution as a Lender hereunder.

          (iv) The Applicant Financial Institution shall pay to the Lead Administrative Agent a registration fee of $3,500.00.

Subject to the requirements described above, the Applicant Financial Institution shall become a party hereto and a Lender hereunder and shall be entitled to all rights, benefits and privileges accorded a Lender under the Credit Documents and shall be subject to all obligations of a Lender under the Credit Documents.

          14(b)Assignments Among Existing Lenders. Any Lender may at any time agree to assign a portion of such
                                ----------------------------------
Lender's Maximum Commitment to a Transferee Lender. In such event the Lender and the Transferee Lender shall so notify the Lead Administrative Agent and the Company of the Adjustment Date on which such assignment is to be effective. On such Adjustment Date:

          (1) The Company shall deliver to the Lead Administrative Agent and each of the Lenders a Commitment Schedule to be effective as of such Adjustment Date reflecting the assignment.

          (2) The Lead Administrative Agent, the Company, the assigning Lender and the Transferee Lender shall execute and deliver an Assignment Agreement, which shall constitute an amendment to this Agreement to the extent necessary to reflect such transfer.

          (3) No later than 12:30 p.m. (Los Angeles time) on such Adjustment Date, the Transferee Lender shall pay to the Lead Administrative Agent an amount equal to, as applicable, such Transferee Lender's Primary Percentage Share of Primary Loans and Swing Line Percentage Share of Swing Loans outstanding in excess of such Transferee Lender's previous Primary Percentage Share and, as applicable, Swing Line Percentage Share thereof. The Lead Administrative Agent shall thereupon remit to the transferring Lender the amount thereof.

          14(c)Minimum Loan Commitment. Notwithstanding anything to the contrary contained herein, the inclusion of
                                -----------------------
any Applicant Financial Institution as a Lender hereunder pursuant to Paragraph 14(a) above and the assignment by a Lender of a portion of such Lender's Maximum Commitment to a Transferee Lender pursuant to Paragraph 14(b) above shall be subject to the following restrictions:

          (1) If an Applicant Financial Institution is acquiring a portion of an existing Lender's Maximum Commitment by way of an assignment from such existing Lender, then: (i) such assignment of Maximum Commitment must be in the minimum amount of $5,000,000.00 (or if in a higher amount, in integral multiples of $5,000,000.00 in excess thereof), and (ii) following the consummation of the contemplated assignment and after giving effect to any other assignments occurring on the related Adjustment Date, such existing Lender must continue to hold a Maximum Commitment of not less than $25,000,000.00 and such Applicant Financial Institution must hold a Maximum Commitment of not less than $25,000,000.00;

          (2) If an existing Lender is assigning a portion of its Maximum Commitment to a Transferee Lender, such assignment of Maximum
          Commitment is in the minimum amount of $5,000,000.00 (or if in a higher amount, in integral multiples of $5,000,000.00 in excess thereof) and such existing Lender shall continue to hold a Maximum Commitment of not less than $25,000,000.00 following the consummation of the contemplated assignment.

There shall be no minimum hold requirement in the event that an existing Lender is assigning one hundred percent (100%) of its Maximum Commitment.

          14(d)Sub-Participations by Lenders. Any Lender may at any time sell participating interests in any of the
                                -----------------------------
Obligations held by such Lender and its commitments hereunder; provided, however, that:

          (1) No participation contemplated by this Paragraph 14(d) shall relieve such Lender from its obligations hereunder or under any other Credit Document;

          (2) Such Lender shall remain solely responsible for the performance of such obligations;

          (3) The Company, the Lead Administrative Agent and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under the Credit Documents;

          (4) The participation agreement between such Lender and the Person purchasing such participation interest (a "Participant") shall provide that: (i) the participation interest of the Participant is an undivided interest in such Lender's Maximum Commitment, and (ii) the sole voting rights of the Participant are with respect to those items on which such Lender is entitled to vote pursuant to Paragraphs 13(b)(2) and 13(b)(7) above; and

          (5) Such Lender shall not enter into participation agreements with more than two Participants for each $25,000,000.00 of Maximum Commitment held by such Lender.
The Company acknowledges and agrees that each Participant shall be considered a Lender for purposes of Paragraphs 4(e), 4(f), 4(g) and 5(l) above; provided, however, that in no event shall any Participant be entitled to receive any payment or compensation in excess of that to which such Participant's selling Lender would be entitled with respect to the participation interest held by such Participant if such Lender had not sold any participation interest to such Participant.

          14(e)Federal   Reserve  Bank.   Notwithstanding   the   provisions  of
          Paragraphs 14(a) and 14(b) above, any Lender
                                --------------------
may at any time pledge or assign all or any portion of such Lender's rights under this Agreement and the other Credit Documents to a Federal Reserve Bank.

          14(f)Increases in Availability. From time to time the Company and any Lender (an "Increasing Lender") may
                                -------------------------
agree, with the prior written consent of the Lead Administrative Agent, to permanently or temporarily increase such Lender's Maximum Commitment and Primary Percentage Share, the dollar amount of any such increase to be, subject to the Aggregate Credit Limit limitation, in the minimum dollar amount of $5,000,000.00 and integral multiples of $5,000,000.00 in excess thereof. The Company and the Increasing Lender shall agree on the Adjustment Date for said increase and, if the increase is a temporary rather than permanent increase, the date on which said increase shall terminate (the "Temporary Increase Termination Date"). The Lead Administrative Agent shall deliver to the Company and each of the Lenders a Commitment Schedule to be effective as of such Adjustment Date. On the Temporary Increase Termination Date the aggregate amount of such Increasing Lender's Primary Percentage Share of outstanding Primary Loans in excess of its Maximum Commitment after giving effect to the termination of the subject increase shall, if but only if at such Temporary Increase Termination Date there does not exist an Event of Default, be payable in full. If at the Temporary Increase Termination Date there exists an Event of Default, the temporary increase of the Increasing Lender shall continue in effect and, unless otherwise agreed by one hundred percent (100%) of the Lenders, shall be treated thereafter as a permanent increase in said Increasing Lender's Maximum Commitment.

          14(g)Provision of Information; Confidentiality. The Company hereby acknowledges and agrees that in
                                -----------------------------------------
connection with the proposed assignment or subparticipation by a Lender of its interest in the Obligations, such Lender may disclose to prospective assignees and Participants any and all information provided to such Lender hereunder; provided, however, that such information shall be furnished to such prospective assignees and Participants on a confidential basis.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and year first above written.

                                             COUNTRYWIDE HOME LOANS, INC.,
                                             a New York corporation

                                             By
                                             Name
                                             Title

                                             ROYAL  BANK  OF  CANADA,   as  Lead
                                             Administrative  Agent,  Arranger, a
                                             Swing Line Lender and a Lender

                                             By
                                             Name
                                             Title

                                             ABN AMRO BANK, N.V., as
                                             Co-Administrative Agent, a
                                             Co-Arranger, a Co-Agent, a Swing
                                             Line Lender and a Lender

                                             By
                                             Name
                                             Title

                                             CREDIT LYONNAIS NEW YORK BRANCH, as
                                             Syndication Agent, a Co-Arranger, a
                                             Co-Agent, a Swing Line Lender and a
                                             Lender

                                             By
                                             Name
                                             Title

                                             COMMERZBANK AG, NEW YORK BRANCH, as
                                             Documentation Agent, a Co-Arranger,
                                             a Co-Agent, a Swing Line Lender and
                                             a Lender

                                             By
                                             Name
                                             Title

                                             [INSERT SIGNATURE BLOCKS FOR OTHER
                                             LENDERS]


ACKNOWLEDGED AND AGREED TO as of the day and year first above written:

COUNTRYWIDE CREDIT INDUSTRIES, INC.




By ___________________________________
Name ________________________________
Title _________________________________

                    SCHEDULE OF EXHIBITS TO CREDIT AGREEMENT

EXHIBIT        DOCUMENT

     A            Form of Officer's Certificate

     B            Litigation Schedule

     C            Schedule of Existing Subsidiaries

Annex I:          Glossary

____           Attachments to Glossary:
               -----------------------

            Schedule I:      Commitment Schedule as of the Effective Date

            Exhibit A:       Form of Additional Lender Agreement

            Exhibit B:       Form of Assignment Agreement

            Exhibit C-1:     Form of Covenant Compliance Certificate (Company)

            Exhibit C-2:     Form of Covenant Compliance Certificate (Parent)

            Exhibit D:       Form of Parent Guaranty

            Exhibit E:       Form of Parent Subordination Agreement

Annex II:  Schedule of Notice Addresses
la-364217
                                CREDIT AGREEMENT

                                  By and Among

                                                    COUNTRYWIDE HOME LOANS, INC.

                                       and

                              ROYAL BANK OF CANADA

                    as Lead Administrative Agent and Arranger

                                                     ABN AMRO BANK, N.V. ("ABN")
                           as Co-Administrative Agent

                                          CREDIT LYONNAIS NEW YORK BRANCH ("CL")
                              as Syndication Agent

                                          COMMERZBANK AG, NEW YORK BRANCY ("CA")
                             as Documentation Agent

                                 ABN, CL and CA

                                 as Co-Arrangers

                                       and

                            THE LENDERS PARTY THERETO

                                 April 12, 2000

                                TABLE OF CONTENTS

                                                                            Page

RECITALS.............................. ........................................1
AGREEMENT ........................... .........................................1

1.       Credit Facilities.......... ..........................................1
         1(a)     Primary Facility. ...........................................2
         1(b)     Swing Loan Facility..........................................2
         1(c)     Term Loan Facility...........................................3

   2.             Requests for Loans; Funding..................................3
         2(a)     Requests for Loans...........................................3
         2(b)     Funding of Primary Loans and Swing Loans ....................4
         2(c)     Funding Method...............................................4

   3.             Payment of Principal; Prepayments............................4
         3(a)     Required Principal Payments..................................4
         3(b)     Prepayments..................................................4

   4.             Calculation and Payment of Interest; Related Provisions......5
         4(a)     Interest on Primary Loans and the Term Loan..................5
         4(b)     Interest on Swing Loans......................................6
         4(c)     Payment of Interest..........................................6
         4(d)     Inability to Determine Rate..................................6
         4(e)     Funding Indemnification......................................7
         4(f)     Illegality; Impracticality...................................7
         4(g)     Requirements of Law; Increased Costs.........................8
         4(h)     Taxes........................................................8
         4(i)     Buy-Down Provisions.........................................11
         4(j)     Obligation of Lenders to Mitigate; Replacement of Lenders...11

   5.             Miscellaneous Lending Provisions............................12
         5(a)     Use of Proceeds.............................................12
         5(b)     Assumption of Funding/Purchase..............................12
         5(c)     Evidence of Indebtedness....................................12
         5(d)     Interest and Fee Billing and Payment........................13
         5(e)     Nature and Place of Payments................................14
         5(f)     Post-Default Interest.......................................14
         5(g)     Computations................................................14
         5(h)     Disbursement of Payments Received...........................14
         5(i)     Fees........................................................15
         5(j)     Wire Transfers of Funds.....................................15
         5(k)     Reduction in Aggregate Credit Limit.........................16
         5(l)     Capital Requirements........................................16
         5(m)     Extension of Revolving Facility Maturity Date...............16

   6.             Guaranty; Subordination; Additional Documents...............18
         6(a)     Guaranty and Subordination Agreement........................18
         6(b)     Further Documents...........................................18
  7.             Conditions Precedent.........................................18
         7(a)     First Loan..................................................18
         7(b)     All Primary Loans and Swing Loans...........................20
         7(c)     Extension of Revolving Facility Maturity Date; Term Loan....20

   8.             Representations and Warranties of the Company...............21
         8(a)     Financial Condition.........................................21
         8(b)     Corporate Existence; Compliance with Law....................21
         8(c)     Corporate Power; Authorization; Enforceable.................22
         8(d)     No Legal Bar................................................22
         8(e)     No Material Litigation......................................22
         8(f)     Taxes.......................................................22
         8(g)     Investment Company Act......................................22
         8(h)     Subsidiaries................................................22
         8(i)     Federal Reserve Board Regulations...........................22
         8(j)     ERISA.......................................................23
         8(k)     Assets......................................................23
  9.             Affirmative Covenants........................................23
         9(a)     Financial Statements........................................23
         9(b)     Certificates; Reports; Other Information....................24
         9(c)     Payment of Indebtedness.....................................25
         9(d)     Maintenance of Existence and Properties.....................25
         9(e)     Inspection of Property; Books and Records;..................25
         9(f)     Notices.....................................................25
         9(g)     Expenses....................................................26
         9(h)     Credit Documents............................................26
         9(i)     Insurance...................................................26
         9(j)     CPN Program.................................................26
         9(k)     Hedging Program.............................................26

   10.            Negative Covenants..........................................26
         10(a)    Liens.......................................................26
         10(b)    Indebtedness................................................27
         10(c)    Consolidation and Merger....................................27
         10(d)    Acquisitions................................................27
         10(e)    Payment of Dividends........................................28
         10(f)    Purchase or Retirement of Stock.............................28
         10(g)    Investments; Advances; Receivables..........................28
         10(h)    Sale of Assets..............................................29
         10(i)    Minimum Net Worth...........................................29
         10(j)    Maximum Total Debt..........................................29
11.            Events of Default..............................................30

   12.            Agency Provisions...........................................32
         12(a)    Appointment.................................................32
         12(b)    Delegation of Duties........................................32
         12(c)    Exculpatory Provisions......................................32
         12(d)    Reliance by Agent...........................................33
         12(e)    Notice of Default; Agreement to Advance.....................33
         12(f)    Non-Reliance on Agent and Other Lenders.....................33
         12(g)    Indemnification.............................................34
         12(h)    Agent in Its Individual Capacity............................34
         12(i)    Successor Agents............................................35
         12(j)    Sharing of Set-Offs.........................................35
13.            Miscellaneous Provisions.......................................35
         13(a)    No Assignment...............................................36
         13(b)    Amendment...................................................36
         13(c)    Cumulative Rights; No Waiver................................37
         13(d)    Entire Agreement; Severability..............................37
         13(e)    Survival....................................................37
         13(f)    Notices.....................................................37
         13(g)    Governing Law...............................................37
         13(h)    Counterparts................................................37
         13(i)    Waiver of Jury Trial........................................37

14.            Additional Lenders; Assignments and Participations;
Increases in Availability;....................................................37
         14(a)    Addition of New Lender......................................37
         14(b)    Assignments Among Existing Lenders..........................39
         14(c)    Minimum Loan Commitment.....................................40
         14(d)    Sub-Participations by Lenders...............................40
         14(e)    Federal Reserve Bank........................................41
         14(f)    Increases in Availability...................................42
         14(g)    Provision of Information; Confidentiality...................41